                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            MARSH SUPERMARKETS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  (MARSH LOGO)

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 4, 1998

TO THE SHAREHOLDERS OF
MARSH SUPERMARKETS, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Marsh Supermarkets, Inc. (the "Corporation") will be held at the principal executive offices of the Corporation, 9800 Crosspoint Boulevard, Indianapolis, Indiana, on Tuesday, August 4, 1998, at 10:00 A.M. (Eastern Standard Time), for the following purposes:

          1. To elect three directors for terms of three years each and until their successors are duly elected and qualified;

          2. To consider and approve the Outside Directors' Stock Plan;

          3. To consider and approve the Marsh Supermarkets, Inc. 1998 Stock Incentive Plan;

          4. To consider and approve the Executive Stock Purchase Plan of Marsh Supermarkets, Inc.; and

          5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on Monday, June 1, 1998, as the record date for determining the shareholders entitled to notice of, and to vote at, the meeting and at any adjournment thereof.

     You are cordially invited to attend this meeting. Whether or not you expect to attend the meeting, we encourage you to vote your shares by dating and signing the enclosed proxy and returning it as promptly as possible in the accompanying postage prepaid envelope.

     By order of the Board of Directors.

                                          MARSH SUPERMARKETS, INC.

                                          By:  /s/ P. LAWRENCE BUTT
                                             -----------------------------------
                                             P. Lawrence Butt, Secretary

Indianapolis, Indiana
June 25, 1998

                            MARSH SUPERMARKETS, INC.
                           9800 CROSSPOINT BOULEVARD
                        INDIANAPOLIS, INDIANA 46256-3350

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 4, 1998

     This Proxy Statement and the accompanying proxy are being mailed to shareholders of Marsh Supermarkets, Inc. (the "Corporation") in connection with the solicitation of the enclosed proxy by and on behalf of the Board of Directors of the Corporation for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held pursuant to the accompanying Notice of Annual Meeting, and at any adjournment of such meeting. This Proxy Statement and the accompanying proxy are being first mailed to shareholders on or about June 25, 1998.

                               VOTING SECURITIES

     At June 1, 1998, the Corporation had outstanding 3,943,963 shares of Class A Common Stock and 4,484,830 shares of Class B Common Stock (collectively, the "Common Stock"). Each share of Class A Common Stock entitles its owner to one vote upon each matter to come before the Annual Meeting. Shares of Class B Common Stock are non-voting with respect to the matters before the Annual Meeting. Only Class A Common Stock shareholders of record at the close of business on Monday, June 1, 1998, will be entitled to vote at the Annual Meeting and at any adjournment thereof.

                   PROXY, VOTING AND METHOD OF COUNTING VOTES

     When the enclosed proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting and at any adjournment thereof as directed by the shareholder executing the proxy, unless it is earlier revoked. If no directions are given on the proxy with respect to any particular matter to be acted upon at the Annual Meeting, the shares represented by the proxy will be voted in favor of such matter. Shares represented by proxies which are marked "abstain" with respect to any matter before the Annual Meeting will be considered only for the purpose of determining the presence of a quorum at the meeting, but will neither be counted nor have any effect on the vote with respect to such matter. Shares beneficially owned by persons who do not provide voting instructions on a matter before the Annual Meeting with respect to which a broker is prohibited from exercising discretionary authority will be deemed present at the meeting for quorum purposes, but will not be included in the vote total with respect to such matter. Other than with respect to proposals 3, and 4, brokers are not prohibited from exercising discretionary authority with respect to each matter before the Annual Meeting except to the extent they receive instructions to the contrary from their clients at least 10 days prior to the Annual Meeting. Any shareholder executing and delivering a proxy has the right to revoke it at any time before the authority granted thereby is exercised by the due execution of another proxy bearing a later date or by written notice to the Secretary of the Corporation. Shareholders who are present in person at the Annual Meeting may revoke their proxy and vote in person if they so desire.

                            SOLICITATION OF PROXIES

     This solicitation of proxies is being made by the Board of Directors of the Corporation and the expenses thereof will be borne by the Corporation. The principal solicitation is being made by mail; however, additional solicitations may be made by telephone, telegraph, telecopier or personal interview by officers of the Corporation who will not be additionally compensated therefor, and by D. F. King & Co., Inc., which has been engaged to distribute proxies and solicit votes for a fee estimated not to exceed $3,000, plus reimbursement of out-of-pocket expenses. The Corporation expects to reimburse brokerage houses, banks and other fiduciaries for reasonable expenses of forwarding proxy material to beneficial owners of the Common Stock.

                       PROPOSAL 1:  ELECTION OF DIRECTORS

     The Corporation's Board of Directors consists of ten members, each of whom is elected to serve for a term of three years. Three directors will be elected at the Annual Meeting to serve until the Annual Shareholders Meeting in 2001 and until their successors are duly elected and qualified. Proxies representing shares of Class A Common Stock held on the record date which are returned duly executed will be voted, unless otherwise specified, in favor of the three nominees for the Board of Directors named below. All such nominees are members of the present Board of Directors and, except for Catherine A. Langham, were elected at the 1995 Annual Shareholders Meeting. Ms. Langham was elected by the Board of Directors on May 22, 1998 to fill the vacancy created by the retirement of Jack E. Buckles as a director of the Corporation. All nominees have consented to serve if elected, but should any nominees be unavailable to serve (which event is not anticipated), the persons named in the proxy intend to vote for such substitute nominee as the Board of Directors may recommend. The nominees shall be elected by a plurality of the votes cast in the election by the holders of the Class A Common Stock represented and entitled to vote at the Annual Meeting, assuming the existence of a quorum.

     Biographical and other information for each nominee and for each incumbent director is set forth below:

              NAME, AGE, PRINCIPAL OCCUPATION                 DIRECTOR
                  AND BUSINESS EXPERIENCE                      SINCE
              -------------------------------                 --------

     NOMINEES FOR DIRECTOR TO SERVE UNTIL THE 2001 ANNUAL
     MEETING:

GARNET R. MARSH, 87.........................................    1977
  Widow of Ermal W. Marsh, founder of the Corporation;
  mother of Don E. Marsh, C. Alan Marsh and William L.
  Marsh.
CATHERINE A. LANGHAM, 39....................................    1998
  President, Future Enterprises, Inc., Indianapolis, Indiana
  (an expedited transport services, warehousing and
  distribution company).
K. CLAY SMITH, 60...........................................    1989
  President and Chief Executive Officer, Underwood Machinery
  Transport Company, Inc., Indianapolis, Indiana (a heavy
  equipment transport company); director, Bindley-Western
  Industries, Inc., Indianapolis, Indiana (a wholesale
  pharmaceutical distributor). See Notes (1) and (2).

              NAME, AGE, PRINCIPAL OCCUPATION                 DIRECTOR
                  AND BUSINESS EXPERIENCE                      SINCE
              -------------------------------                 --------
     INCUMBENT DIRECTORS ELECTED TO SERVE UNTIL THE 1999
     ANNUAL MEETING:

CHARLES R. CLARK, 64........................................    1978
  Partner, Beasley Gilkison Retherford Buckles & Clark,
  Attorneys at Law, Muncie, Indiana. See Note (1).
C. ALAN MARSH, 56...........................................    1968
  Vice Chairman of the Board and Senior Vice-President,
  Corporate Development, of the Corporation; son of Garnet
  R. Marsh and brother of Don E. Marsh and William L. Marsh.
  See Note (1).
JAMES K. RISK, III, 56......................................    1986
  President and Chief Executive Officer, Kirby Risk
  Corporation, Lafayette, Indiana (a wholesale electrical
  equipment distributor); director, Bindley-Western
  Industries, Inc., Indianapolis, Indiana (a wholesale
  pharmaceutical distributor); director, Lafayette Life
  Insurance Company, Lafayette, Indiana (an insurance
  company). See Note (3).
J. MICHAEL BLAKLEY, 57......................................    1996
  President and Chief Executive Officer, The Blakley
  Corporation, Indianapolis, Indiana (a full service
  flooring company). See Note 3.

     INCUMBENT DIRECTORS ELECTED TO SERVE UNTIL THE 2000
     ANNUAL MEETING:
DON E. MARSH, 60............................................    1959
  Chairman of the Board, President and Chief Executive
  Officer of the Corporation; son of Garnet R. Marsh and
  brother of C. Alan Marsh and William L. Marsh; director,
  Indiana Energy Incorporated, Indianapolis, Indiana (a gas
  utility company); director, National City Bank, Indiana,
  Indianapolis, Indiana. See Notes (1), (2) and (4).
WILLIAM L. MARSH, 54........................................    1991
  Senior Vice President-Property Management, of the
  Corporation; son of Garnet R. Marsh and brother of Don E.
  Marsh and C. Alan Marsh.
STEPHEN M. HUSE, 55.........................................    1985
  President and Chief Executive Officer, Huse Food Group,
  Incorporated, Bloomington, Indiana (a retail restaurant
  management company); director, KeyBank, Indiana,
  Indianapolis, Indiana; director, Signature Inn, Inc.,
  Indianapolis, Indiana (a regional motel chain). See Notes
  (2) and (3).

---------------

(1) Member of Audit Committee.
(2) Member of Executive Committee.
(3) Member of Compensation Committee.
(4) Since March 29, 1997, the largest aggregate amount of indebtedness outstanding and owed by Don E. Marsh to the Corporation was $288,423, which is the principal amount of, and accrued interest at the rate of 6% per annum on, a loan which the Compensation Committee authorized the Corporation to make to Mr. Marsh and to other optionees under the 1980 Marsh Stock Plan to fund the exercise of options granted under such plan which would have expired May 31, 1993. The loan is due May 28, 2000.

COMMITTEES OF THE BOARD

     The Board of Directors has standing Executive, Audit and Compensation committees, membership in which is indicated in the preceding table, but does not have a nominating committee. During fiscal year 1998, the Board of Directors held five meetings, the Audit Committee held two meetings and the Compensation Committee (previously denominated the Salary Committee) held one meeting. The Executive Committee did not hold any meetings during the fiscal year. All directors, other than Garnet R. Marsh, attended at least 75% of the aggregate of all Board meetings and committee meetings of which they were members during the fiscal year.

     The Executive Committee is empowered to exercise authority over the affairs of the Corporation during intervals between meetings of the Board of Directors. The Audit Committee reviews matters involving the work of independent auditors and is responsible for their selection, subject to the approval of the Board of Directors.

     The Compensation Committee, composed entirely of directors who are not employees of the Corporation, reviews and approves the compensation policies and actions affecting officers' employment and severance arrangements, benefits awarded under the Corporation's incentive plans, such as the Management Incentive Plan, the 1991 Employee Stock Incentive Plan and, if approved by the shareholders at the Annual Meeting, the Marsh Supermarkets, Inc. 1998 Stock Incentive Plan, and determines participation in the Supplemental Retirement Plan.

COMPENSATION OF DIRECTORS

     Each member of the Board of Directors who was not an employee of the Corporation or any subsidiary or affiliated company in which the Corporation has a direct or indirect ownership interest (an "Outside Director") received an annual retainer of $30,000 during the fiscal year. The Chairman of each standing committee of the Board of Directors who is an Outside Director also received an additional fee of $5,000 for serving in that capacity. A director may elect to have all or a portion of the foregoing fees deferred under a deferred compensation plan offered by the Corporation or, if the Outside Directors' Stock Plan is approved by the shareholders at the Annual Meeting, an Outside Director may use all or a portion of such fees to purchase at market value shares of Class B Common Stock of the Corporation. In fiscal year 1998, fees paid to Outside Directors for services in all capacities aggregated $191,452.

     Each Outside Director who was serving on the Board of Directors on August 4, 1992, or who is elected to the Board of Directors thereafter, is entitled to a one-time grant of 500 shares of restricted Class B Common Stock of the Corporation under the 1992 Stock Option Plan for Outside Directors (the "1992 Stock Option Plan") approved by the shareholders at the 1992 Annual Meeting. The 1992 Stock Option Plan also provides for the granting of non-qualified stock options for 1,500 shares of Class B Common Stock at an exercise price equal to the closing price of the Class B Common Stock on the date of grant upon each election of an Outside Director to the Board of Directors during the term of the 1992 Stock Option Plan, which expires in 2002.

     A director who is not an Outside Director does not receive any fee for serving as a director, Chairman of the Board, or Chairman of any standing committee and is not eligible to receive grants of options or restricted stock under the 1992 Stock Option Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. C. Alan Marsh owns a 17.5% interest in McWheel Properties, LLC, a limited liability company to which the Corporation paid $823,825 in fiscal year 1998 in connection with the lease of a supermarket facility in Muncie, Indiana, upon terms which the Corporation believes were no less favorable than the Corporation could have obtained from unaffiliated third parties.

     See preceding table regarding nominees and incumbent directors for information regarding other relationships and related transactions.

                 PROPOSAL 2:  TO APPROVE THE OUTSIDE DIRECTORS'
                               STOCK PLAN

     The Outside Directors' Stock Plan (the "Directors' Plan"), which was approved by the Board of Directors in November 1997, subject to shareholder approval, provides Outside Directors the opportunity to use all or any portion of the fees paid by the Corporation for their services as directors to purchase shares of Class B Common Stock of the Corporation in lieu of a cash payment of such fees.

     The full text of the Directors' Plan is attached as Exhibit A to this Proxy Statement. If approved by the shareholders at the Annual Meeting, the Directors' Plan will become effective as of January 1, 1998.

SUMMARY OF MATERIAL PROVISIONS OF THE DIRECTORS' PLAN

     The following is a summary of the material provisions of the Directors' Plan as proposed:

          Shares. The Directors' Plan will be authorized initially for 100,000 shares of the Corporation's Class B Common Stock, a number equal to less than 2% of the Corporation's Class B Common Stock outstanding as of June 1, 1998. The shares to be issued pursuant to the Directors' Plan may be authorized but unissued shares or treasury shares of Class B Common Stock. The number of shares to be issued to any Outside Director under the Directors' Plan shall be determined by dividing the amount of fees such director elects to use to purchase shares under the Directors' Plan during a calendar quarter by the per share closing price of the Class B Common Stock on the Nasdaq Stock Market's National Market System ("Nasdaq") on the last trading day of such quarter, but in no event shall any fractional shares be issued under the Directors' Plan.

          Participation. Participation in the Directors' Plan shall be limited to Outside Directors. The Corporation believes that seven persons will be eligible to participate in the Directors' Plan during fiscal year 1999. Although benefits under the Directors' Plan are not determinable, if it is assumed that the Directors' Plan was in effect for all of fiscal year 1998 and all Outside Directors elected to use 100% of the fees paid to them for their services as a director during such year to purchase shares under the Directors' Plan, the Outside Directors could have purchased in the aggregate 12,554 shares of Class B Common Stock in fiscal year 1998, based on the closing price of the Class B Common Stock at the end of such fiscal year.

          Administration. The Directors' Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). See the complete text of the Directors' Plan attached as Exhibit A for a full description of the powers of the Committee in the administration of the Directors' Plan.

          Amendment. The Directors' Plan may be amended by the Board of Directors, but no such amendment may become effective without shareholder approval if such approval is required by law, rule or regulation, or if such amendment materially and adversely affects any right of an Outside Director with respect to any shares theretofore issued, without such Outside Director's written consent. The Directors' Plan cannot be amended more than once each six months except as may be required to comport with changes in the law.

CONCLUSION AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors believes it is in the best interests of the Corporation and its shareholders to adopt the Directors' Plan to identify further the interests of the directors with those of the shareholders generally.

     The affirmative vote of the holders of a majority of the shares of Class A Common Stock represented (in person or by proxy) at the Annual Meeting is required to approve the Directors' Plan. The Board of Directors unanimously recommends a vote FOR Proposal 2.

                PROPOSAL 3:  TO APPROVE THE MARSH SUPERMARKETS,
                             INC. 1998 STOCK INCENTIVE PLAN

     The Compensation Committee of the Board of Directors, which consists entirely of Outside Directors, analyzed, with assistance from an outside compensation consultant, the Corporation's stock-based incentive compensation plans. It concluded that such plans did not provide the Corporation with sufficient share authorization with respect to equity-based compensation.

     The Committee and the Board of Directors believes that a key element of officer and key employee compensation is equity-based incentive compensation. Such compensation advances the interests of the Corporation by encouraging, and providing for, the acquisition of equity interests in the Corporation by officers and key employees, thereby providing substantial motivation for superior performance. In order to provide the Board of Directors with greater flexibility to adapt to changing economic and competitive conditions and to implement stock-based compensation strategies which will attract and retain those employees who are important to the long-term success of the Corporation, the Board of Directors, at its May 1998 meeting, adopted, subject to shareholder approval, the Marsh Supermarkets, Inc. 1998 Stock Incentive Plan (the "1998 Plan").

     The full text of the 1998 Plan is attached as Exhibit B to this Proxy Statement. If approved by the shareholders at the Annual Meeting, the 1998 Plan will become effective as of June 1, 1998 and will terminate ten years after that date.

SUMMARY OF MATERIAL PROVISIONS OF THE 1998 PLAN

     The following is a summary of the material provisions of the 1998 Plan as proposed:

          Shares. The 1998 Plan will be authorized for 750,000 shares of the Corporation's Class A and/or Class B Common Stock, a number equal to approximately 8.9% of the Common Stock outstanding as of June 1, 1998. Shares awarded under the 1998 Plan may be composed of, in whole or in part, authorized and unissued shares or treasury shares. If shares subject to an option under the 1998 Plan cease to be subject to such option, or if shares awarded under the 1998 Plan are forfeited, or otherwise terminate without a payment being made to the participant in the form of Common Stock, such shares will again be available for future distribution under the 1998 Plan.

          Participation. Awards under the 1998 Plan may be made to officers and other key employees of the Corporation, it subsidiaries and affiliates. The 1998 Plan imposes no limit on the number of officers and other key employees to whom awards may be made, but does limit the awards to any officer of the Corporation or any other person whose compensation may be subject to certain limitations on deductibility under the federal tax laws to 75,000 shares of Common Stock in any fiscal year (the "Section 162(m) Maximum"). The 1998 Plan also limits the number of shares of restricted stock which may be granted to 40% of the shares authorized for the 1998 Plan. The purpose of the 1998 Plan is to provide sufficient share authorization with respect to equity-based incentive compensation.

          Administration. The 1998 Plan will be administered by a committee of not less than two disinterested directors to be appointed by the Board of Directors (the "Committee"). The initial Committee will be the Compensation Committee of the Board of Directors. See the complete text of the 1998 Plan attached as Exhibit B for a complete description of the powers of the Committee in administering the 1998 Plan.

          Awards Under the 1998 Plan. The Committee will have the authority to grant the following type of awards under the 1998 Plan: (1) Stock Options;
     (2) Restricted Stock; and/or (3) Other Stock-Based Awards.

             1. Stock Options. Incentive stock options ("ISOs") and non-qualified stock options may be granted for such number of shares as the Committee may determine and may be granted alone, in conjunction with, or in tandem with, other awards under the 1998 Plan and/or cash awards outside the 1998 Plan.

             A stock option will be exercisable at such time or times and subject to such terms and conditions as the Committee may determine and over a term to be determined by the Committee, which term will be no more than ten years after the date of grant. The option price for any ISO may not be less than 100% (110% in the case of certain 10% shareholders) of the fair market value of the Common Stock as of the date of grant and for any non-qualified stock option may not be less than 85% of the fair market value as of the date of grant. Payment of the option price in the case of an ISO may be in cash, or, as determined by the Committee, in unrestricted Common Stock having a fair market value equal to the option price. For non-qualified stock options, payment, as determined by the Committee, may also be made in the form of restricted or deferred stock.

             Upon termination of an employee for cause, such employee's stock options will terminate. If the employee is involuntarily terminated without cause, unless determined otherwise by the Committee at or (except in the case of an ISO) after the date of grant, stock options will be exercisable for three months following termination or until the end of the option period, whichever is shorter. On the disability or retirement of the employee, stock options will be exercisable within the lesser of the remainder of the option period or three years from the date of disability or retirement. Upon the death of an employee, the employee's stock options will be exercisable by the deceased employee's representative within the lesser of the remainder of the option period or one year from the date of the employee's death. Unless otherwise determined by the Committee, only options which are exercisable on the date of termination, death, disability or retirement may be subsequently exercised.

             Non-qualified stock options may not be transferred without the prior written consent of the Committee other than (i) transfers by the optionee to a member of his or her immediate family or a trust for the benefit of the optionee or a member of his or her immediate family, or
        (ii) transfers by will or the laws of descent and distribution. ISOs are transferable only by the laws of descent and distribution.

             2. Restricted Stock. Restricted stock may be granted alone, in conjunction with, or in tandem with, other awards under the 1998 Plan and/or cash awards outside of the 1998 Plan and may be conditioned upon the attainment of specific performance goals or such other factors as the Committee may determine. The provisions attendant to a grant of restricted stock may vary from participant to participant.

             In making an award of restricted stock, the Committee will determine the purchase price and periods during which the stock is subject to forfeiture.

             During the restriction period, the employee may not sell, transfer, pledge or assign the restricted stock. The certificate evidencing the restricted stock will remain in the possession of the Corporation until the restrictions have lapsed.

             Upon the termination of the employee's employment for any reason during the restriction period, all restricted stock either will vest or be subject to forfeiture, in accordance with the terms and conditions established by the Committee at or after grant. During the restriction period, the employee will have the right to vote the restricted stock and to receive any cash dividends. At the time of award, the Committee may require the deferral and reinvestment of any cash dividends in the form of additional shares of restricted stock. Stock dividends will be treated as additional shares of restricted stock and will be subject to the same terms and conditions as the initial grant.

             At the time of the award of the restricted stock, the Committee may provide for other awards, payable either in stock or cash, to be made to the employee so as to ensure payment of a minimum value at the time the restrictions lapse on the restricted stock, subject to such performance, future service, deferral and/or other terms and conditions as the Committee may specify.

             3. Other Stock-Based Awards. The Committee may also grant other types of awards that are valued, in whole or in part, by reference to or otherwise based on the Common Stock. These awards may be granted alone, in addition to, or in tandem with, stock options, restricted stock, and/or cash awards outside of the 1998 Plan. Such awards will be made upon such terms and conditions as the Committee may in its discretion provide.

          Change in Control Provisions. If there is a change in control or a potential change in control, as defined in the 1998 Plan, stock options which are not then exercisable will become fully exercisable and vested. Likewise, the restrictions applicable to restricted stock and other stock-based awards will lapse and such shares and awards will be deemed fully vested. Stock options, restricted stock and other stock-based awards, will, unless otherwise determined by the Committee in its sole discretion, be cashed out on the basis of the change in control price, as defined in the 1998 Plan and as described below.

          The change in control price will be the highest price per share paid in any transaction reported on Nasdaq, or paid or offered to be paid in any bona fide transaction relating to a potential or actual change in control of the Corporation, at any time during the 60 day period immediately preceding the potential or actual change in control. A change in control occurs if (i) any person becomes a beneficial owner of the Corporation's securities having 35% or more of the combined voting power of the then outstanding securities of the Corporation, (ii) as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination or similar transaction less than a majority of the combined voting power of the then outstanding securities of the Corporation are held in the aggregate by the holders of the Corporation's securities entitled to vote generally in the election of directors immediately prior to such transaction, or (iii) during any period of two consecutive years, individuals which at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof unless the election, or nomination for election, by the Corporation's shareholders, of each new director of the Corporation was approved by a vote of at least a majority of the directors then still in office who were the directors at the beginning of such period. A potential change in control means (i) approval by the shareholders of an agreement which, if consummated, would constitute a change in control, or (ii) the acquisition by a person, entity or group of the beneficial ownership of 5% or more of the combined voting power of the Corporation and the adoption by the Committee of a resolution to the effect that a potential change of control has occurred.

          Amendment. The 1998 Plan may be amended by the Board of Directors, except that the Board may not, without the approval of the Corporation's shareholders, increase the maximum number of shares that may be issued under the 1998 Plan or increase the Section 162(m) Maximum, change the provisions governing ISOs, except as required or permitted under the Internal Revenue Code of 1986, as amended (the "Code"), or make any change requiring shareholder approval.

          Adjustment. In the case of a stock split, stock dividend, reclassification, recapitalization, merger, reorganization or other changes in the Corporation's structure affecting the Common Stock, appropriate adjustments will be made by the Committee, in its sole discretion, in the number of shares reserved under the 1998 Plan and in the number of shares covered by options and other awards then outstanding under the 1998 Plan and, where applicable, the exercise price for awards under the 1998 Plan.

          Federal Income Tax Aspects. The following is a brief summary of the federal income tax aspects of awards made under the 1998 Plan based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

             1. Incentive Stock Options. No taxable income is realized by the participant upon the grant or exercise of an ISO. If Common Stock is issued to a participant pursuant to the exercise of an ISO, and if no disqualifying disposition of the shares is made by the participant within two years of the date of grant or within one year after the transfer of the shares to the participant, then: (i) upon the sale of the shares, any amount realized in excess of the option price will be taxed to the participant as a capital gain, and any loss sustained will be a capital loss, and (ii) no deduction will be allowed to the Corporation for federal income tax purposes. The exercise of an ISO will give rise to an item of tax preference that may result in an alternative minimum tax liability for the participant unless the participant makes a disqualifying disposition of the shares received upon exercise.

             If Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the holding periods described above, then generally: (i) the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for such shares, and (ii) the Corporation will be entitled to deduct any such recognized amount. Any further gain or loss realized by the participant will be taxed as short-term, mid-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Corporation.

             Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a non-qualified stock option.

             2. Non-Qualified Stock Options. Except as noted below, with respect to non-qualified stock options: (i) no income is realized by the participant at the time the option is granted; (ii) generally upon exercise of the option, the participant realizes ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise and the Corporation will be entitled to a tax deduction in the same amount; and (iii) at disposition, any appreciation (or depreciation) after the date of exercise is treated either as short-term, mid-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares. See also "Restricted Stock" for tax rules applicable where the spread value of an option is settled in an award of restricted stock.

             3. Restricted Stock. A participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock at the time the stock is no longer subject to forfeiture, less the consideration paid for the stock. However, a participant may elect, under Section 83(b) of the Code, within 30 days of the grant of the stock, to recognize taxable ordinary income on the date of grant equal to the excess of the fair market value of the shares of restricted stock (determined without regard to the restrictions) over the purchase price of the restricted stock. Thereafter, if the shares are forfeited, the participant will be entitled to a deduction, or loss for tax purposes only in an amount equal to the purchase price of the forfeited shares regardless of whether the participant has made a Section 83(b) election. With respect to the sale of shares after the forfeiture period has expired, the holding period to determine whether the participant has long-term, mid-term or short-term capital gain or loss, generally begins when the restriction period expires and the tax basis for such shares generally will be the fair market value of such shares on such date. If the participant makes an election under Section 83(b), however, the holding period will commence on the date of grant, the tax basis will be equal to the fair market value of shares on such date (determined without regard to restrictions). The Corporation generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the participant in the year that such income is taxable.

             Dividends paid on restricted stock generally will be treated as compensation that is taxable as ordinary income to the participant, and will be deductible by the Corporation. If, however, the participant makes a Section 83(b) election, the dividends will be taxable as ordinary income to the participant but will not be deductible by the Corporation.

             4. Other Stock-Based Awards. The federal income tax treatment of other stock-based awards will depend on the nature of any such award and the restrictions applicable to such award. Such an award may, depending on the conditions applicable to the award, be taxable as an option, an award of restricted stock or an award of deferred stock.

CONCLUSION AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors believes it is in the best interests of the Corporation and its shareholders to adopt the 1998 Plan to identify further the interests of participants with those of the shareholders generally.

     The affirmative vote of the holders of a majority of the shares of Class A Common Stock represented (in person or by proxy) at the Annual Meeting is required to approve the 1998 Plan. The Board of Directors unanimously recommends a vote FOR Proposal 3.

                  PROPOSAL 4:  TO APPROVE THE EXECUTIVE STOCK
             PURCHASE PLAN OF MARSH SUPERMARKETS, INC.

     The Board of Directors believes that it is in the best interests of the Corporation and its shareholders to encourage officers and key employees of the Corporation to identify more closely with the interest of the Corporation's shareholders generally through ownership of the equity securities of the Corporation. In order to facilitate the achievement of such objective, the Board of Directors, at its May 1998 meeting, adopted, subject to shareholder approval, the Executive Stock Purchase Plan of Marsh Supermarkets, Inc. (the "Purchase Plan"). Under the terms of the Purchase Plan, the Corporation may facilitate the issuance of loans by one or more financial institutions to eligible persons designated by the Committee who elect to participate in the Purchase Plan for the purpose of acquiring issued and outstanding shares of Common Stock in the open market or in negotiated transactions by guaranteeing the repayment of any such loans. No new shares of Common Stock will be issued by the Corporation in connection with the Purchase Plan.

     The full text of the Purchase Plan is attached as Exhibit C to this Proxy Statement. If approved by the shareholders at the Annual Meeting, the Purchase Plan will become effective as of September 1, 1998.

SUMMARY OF MATERIAL PROVISIONS OF THE PURCHASE PLAN

     The following is a summary of the material provisions of the Purchase Plan as proposed:

          Shares. The Purchase Plan will be authorized initially for 300,000 shares of the Corporation's Class A and/or Class B Common Stock. Shares purchased pursuant to the Purchase Plan shall be issued and outstanding shares of Common Stock.

          Participation. Eligibility to participate in the Purchase Plan will be limited to officers and executives of the Corporation, as designated by the Committee. Each eligible person who elects to participate in the Purchase Plan will be required to purchase a minimum of 1,500 shares of Common Stock and satisfy certain other conditions, and may purchase up to the number of shares of Common Stock allocated to such participant's level of responsibility, as determined by the Committee in its sole discretion. The Corporation believes that fewer than 20 persons will be eligible to participate in the Purchase Plan in fiscal year 1999.

          Administration. The Purchase Plan will be administered by a committee of not less than two disinterested directors to be appointed by the Board of Directors (the "Committee"). The initial Committee will be the Compensation Committee of the Board of Directors. See the complete text of the Purchase Plan attached as Exhibit C for a complete description of the powers of the Committee in administering the Purchase Plan.

          Amendment. The Purchase Plan may be amended by the Board of Directors, but no such amendment may adversely affect the benefits accrued by any participant prior to the date of any such amendment.

          Guaranty. The Corporation will guarantee the repayment of amounts owed pursuant to loans made by one or more financial institutions to participants to fund the purchase of shares of Common Stock under the Purchase Plan.

          Change in Control Provisions. If there is a change in control of the Corporation, as defined in the Purchase Plan, each participant shall receive, in exchange for the shares of Common Stock purchased pursuant to the Purchase Plan, the higher of: (i) the purchase price paid for such shares, plus the amount of interest paid under the Loan, or (ii) the amount of consideration paid for the shares in connection with the change of control. A change in control occurs if (1) the Corporation ceases to be a publicly owned corporation having its outstanding shares traded on the over-the-counter market or a national exchange, (2) any person or group becomes a beneficial owner of the Corporation's securities having 35% or more of the combined voting power of the then outstanding securities that may be cast for the election of directors of the Corporation, (3) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof unless the election or nomination or election by the shareholders of the Corporation of each director first elected during such period was approved by a vote of two-thirds of the directors then still in office who were directors at the beginning of any such period, (4) the shareholders of the Corporation approve any (a) merger, consolidation or other business combination of the Corporation with any other person other than a merger or consolidation that would result in the outstanding Class A Common Stock of the Corporation immediately prior thereto continuing to represent at least 60% of the Class A Common Stock outstanding immediately before any such consolidation or merger, (b) a plan of complete liquidation of the Corporation, or (c) any sale, lease, exchange or other transfer of all, or substantially all, of the assets of the Corporation.

          Termination. Upon a participant's termination of employment (other than as a result of a change of control), the participant shall either pay off the loan and obtain the release of the Corporation's guaranty or, if authorized by the Committee, continue the loan beyond such termination until maturity or for a period of one year, whichever first occurs, and pay to the Corporation each quarter a fee equal to 0.5% of the then outstanding balance on such loan, plus, upon the sale of the shares of Common Stock, a fee equal to 50% of any appreciation of the shares between the date of termination and the date of sale, as consideration for the extension of its guaranty beyond the date of the participant's termination of employment.

CONCLUSION AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors believes it is in the best interests of the Corporation and its shareholders to adopt the Purchase Plan to identify further the interests of participants with those of the shareholders generally.

     The affirmative vote of the holders of a majority of the shares of Class A Common Stock represented (in person or by proxy) at the Annual Meeting is required to approve the Purchase Plan. The Board of Directors unanimously recommends a vote FOR Proposal 4.

                  SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN
                               BENEFICIAL OWNERS

MANAGEMENT'S STOCK OWNERSHIP

     The following table sets forth, as of June 1, 1998, certain information regarding the beneficial ownership of Common Stock by all directors and nominees, by the Named Officers (as defined herein), and by all directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power over the shares of Class A Common Stock and the Class B Common Stock listed as beneficially owned by such person.

                                                   NUMBER AND NATURE OF         PERCENT OF CLASS
                                                   BENEFICIAL OWNERSHIP          OUTSTANDING(1)
                                                  ----------------------        -----------------
NAME                                              CLASS A        CLASS B        CLASS A   CLASS B
----                                              -------        -------        -------   -------
J. Michael Blakley..............................      200          1,000
Charles R. Clark................................      375          2,500(3)
Stephen M. Huse.................................      589          2,374(3)
Catherine A. Langham............................        0              0
C. Alan Marsh...................................  227,138(4)     191,679(4)       5.8%      4.1%
Don E. Marsh....................................  410,372(5)     361,557(5)      10.4%      8.1%
Garnet R. Marsh.................................  269,262(6)     303,498(6)       7.0%      6.8%
William L. Marsh................................  319,062(7)     282,238(7)       8.1%      6.1%
James K. Risk, III..............................      225          2,225(3)
K. Clay Smith...................................      500          4,000(2)
Ronald R. Walicki...............................   55,795(8)      49,868(8)       1.4%      1.0%
Douglas W. Dougherty............................   30,643(9)       6,158(9)
Frank J. Bryja..................................   40,387(10)     21,946(10)      1.0%
All directors and executive officers as a group
  (17 persons)..................................  978,968(11)    800,292(11)     24.8%     17.8%

---------------

 (1) Percentages less than 1% of the outstanding shares of either class of Common Stock are not shown.
 (2) Includes options to acquire 3,000 shares of Class B Common Stock which are currently exercisable.
 (3) Includes options to acquire 2,250 shares of Class B Common Stock which are currently exercisable.
 (4) Includes 1,576 shares of Class A Common Stock and 796 shares of Class B Common Stock with respect to which C. Alan Marsh is trustee, and 113,343 shares owned by one of the trusts described in Note (6) below with respect to which C. Alan Marsh is a co-trustee. Also includes options to acquire 22,850 shares of Class A Common Stock and 40,250 shares of Class B Common Stock which are currently exercisable.
 (5) Includes 5,466 shares of Class A Common Stock and 4,108 shares of Class B Common Stock owned by members of immediate family, 9,878 shares of Class A Common Stock and 6,470 shares of Class B Common Stock with respect to which Don E. Marsh is trustee, and 113,343 shares owned by one of the trusts described in Note (6) below with respect to which Don E. Marsh is a co-trustee. Also includes options to acquire 64,850 shares of Class A Common Stock and 55,850 shares of Class B Common Stock which are currently exercisable.
 (6) Includes 253,743 shares owned by two trusts of which Garnet R. Marsh is either the life tenant or income beneficiary. Don E. Marsh, C. Alan Marsh and William L. Marsh each has a one-third remainder interest in each of the foregoing trusts, subject to the life estate of Garnet R. Marsh, and share voting and investment powers with respect to 113,343 shares in one of such trusts with Garnet R. Marsh as co-trustees. William L. Marsh is a co-trustee of the other trust. Also includes options to acquire 3,000 shares of Class B Common Stock which are currently exercisable.
 (7) Includes 1,276 shares of Class A Common Stock and 1,195 shares of Class B Common Stock owned by members of immediate family and 253,743 shares owned by the trusts described in Note (6) above with respect to which William L. Marsh is a co-trustee. Also includes options to acquire 11,950 shares of Class A Common Stock and 19,675 shares of Class B Common Stock which are currently exercisable.
 (8) Includes options to acquire 23,000 shares of Class A Common Stock and 35,525 shares of Class B Common Stock which are currently exercisable.
 (9) Includes options to acquire 10,000 shares of Class A Common Stock and 5,475 shares of Class B Common Stock which are currently exercisable.
(10) Includes options to acquire 12,550 shares of Class A Common Stock and 14,525 shares of Class B Common Stock which are currently exercisable.
(11) Includes options to acquire 181,000 shares of Class A Common Stock and 218,875 shares of Class B Common Stock which are currently exercisable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the knowledge of the Corporation, as of June 1, 1998, other than Garnet
R. Marsh*, Don E. Marsh*, C. Alan Marsh* and William L. Marsh* whose security ownership is listed in the preceding table, the only other beneficial owner of more than 5% of the outstanding shares of Class A Common Stock is set forth in the following table:

                                                                               PERCENT OF
                                                                                CLASS A
NAME AND ADDRESS OF                                    AMOUNT AND NATURE OF   COMMON STOCK
BENEFICIAL OWNER                                       BENEFICIAL OWNERSHIP   OUTSTANDING
-------------------                                    --------------------   ------------
GREAT AMERICAN INSURANCE COMPANY,                         729,844 shares(1)       18.5%
  c/o American Financial Corporation
  One East Fourth Street
  Cincinnati, Ohio

---------------

 *  Mailing address is 9800 Crosspoint Boulevard, Indianapolis, Indiana
    46256-3350.
(1) As reflected in Schedule 13D, dated March 18, 1983, as amended by Amendment No. 1 thereto, dated March 23, 1983, Amendment No. 2 thereto, dated July 30, 1986, Amendment No. 3 thereto, dated November 1, 1991, Amendment No. 4 thereto, dated January 14, 1992, Amendment No. 5 thereto, dated April 12, 1995, and in a Form 4, dated November 8, 1996, filed by American Financial Corporation and Carl H. Lindner with the Securities and Exchange Commission.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

     The following table sets forth the annual and long-term compensation paid or distributed by the Corporation for services in all capacities for the fiscal years ended March 30, 1996, March 29, 1997, and March 28, 1998 to the Chief Executive Officer and each of the other four (4) most highly compensated executive officers of the Corporation whose compensation exceeded $100,000 (the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM COMPENSATION
                                                                                  ------------------------------
                                                  ANNUAL COMPENSATION                         AWARDS
                                         --------------------------------------   ------------------------------
                                                                      OTHER                                            ALL
                                                                      ANNUAL       RESTRICTED      SECURITIES         OTHER
                                FISCAL                             COMPENSATION      STOCK         UNDERLYING      COMPENSATION
NAME AND PRINCIPAL POSITION      YEAR    SALARY($)   BONUS($)(A)      ($)(B)      AWARDS($)(E)   OPTIONS/SARS(#)    (C)(D)($)
---------------------------     ------   ---------   -----------   ------------   ------------   ---------------   ------------
Don E. Marsh,
  Director; Chairman
  of the Board,                  1998    $550,000     $150,000       $     0        $479,415         0               $ 4,189
  President & Chief              1997    $550,000     $110,000       $10,425        $      0         0               $29,858
  Executive Officer              1996    $550,000     $ 20,000       $10,425        $      0         75,000          $26,214
C. Alan Marsh,
  Director; Vice
  Chairman of the
  Board and Senior Vice          1998    $295,000     $ 20,000       $     0        $      0         0               $ 3,573
  President, Corporate           1997    $288,846     $      0       $ 5,309        $      0         0               $15,797
  Development                    1996    $275,000     $ 25,000       $ 5,309        $      0         15,000          $15,348
Ronald R. Walicki,
  President & Chief              1998    $270,000     $ 60,000       $     0        $309,535         0               $ 3,003
  Operating Officer, Village     1997    $257,692     $ 50,000       $ 6,678        $      0         0               $19,430
  Pantry Division                1996    $250,000     $ 50,000       $ 6,678        $      0         20,000          $19,398
Douglas W. Dougherty,
  Senior Vice President, Chief   1998    $235,000     $ 50,000       $     0        $309,535         0               $ 2,744
  Financial Officer              1997    $225,769     $ 10,000       $ 3,839        $      0         0               $ 8,586
  & Treasurer                    1996    $204,231     $      0       $ 3,839        $      0         20,000          $ 5,905
Frank J. Bryja,
  President & Chief              1998    $225,000     $ 50,000       $ 1,956        $309,535         0               $ 3,349
  Operating Officer,             1997    $206,538     $ 10,000       $ 1,640        $      0         0               $ 2,770
  Supermarket Division           1996    $189,615     $      0       $ 1,640        $      0         20,000          $ 2,748

---------------

(a) Cash bonuses authorized by the Compensation Committee.
(b) Represents reimbursement for income taxes on premiums paid under the Executive Life Insurance Plan.
(c) Perquisites or other personal benefits, securities or property received did not exceed the lesser of $50,000 or 10% of salary and bonus.
(d) Includes for fiscal year 1998: (i) Executive Life Insurance Plan premiums of $1,658 for Frank J. Bryja; (ii) Supplemental Long-Term Disability Plan premiums of $1,789, $1,198, $967, $689 and $429, respectively; and (iii) contributions to the Corporation's 401(k) plan in the amount of $2,400, $2,375, $2,036, $2,055 and $1,262, respectively.
(e) Value of 30,930 shares of Class A Common Stock for Don E. Marsh and 19,970 shares of Class A Common Stock each for Messrs. Walicki, Dougherty and Bryja at date of grant. The shares were granted at fair market value as of the date of grant and vest equally on each of the first four anniversaries of the date of grant and are subject to certain other restrictions. The value of such shares based on the per share closing price of the Class A Common Stock at fiscal year end was $483,281 and $312,031, respectively.

OPTIONS/SAR EXERCISES AND FISCAL YEAR END VALUES TABLE

     The following table sets forth information with respect to the exercise of options and SARs during, and the unexercised options and SARs held at the end of, the fiscal year ended March 28, 1998, by the Named Officers. No SARs were granted during fiscal year 1998.

    AGGREGATE OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END
                            OPTION/SAR VALUES TABLE

                                                                                 NUMBER OF               VALUE OF UNEXERCISED
                                                                           SECURITIES UNDERLYING             IN-THE-MONEY
                                                                            UNEXERCISED OPTIONS              OPTIONS/SARS
                                        SHARES                           /SARS AT FISCAL YEAR END      AT FISCAL YEAR END($)(A)
                                      ACQUIRED ON                       ---------------------------   ---------------------------
NAME                          CLASS   EXERCISE(#)   VALUE REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                          -----   -----------   -----------------   -----------   -------------   -----------   -------------
Don E. Marsh................    A        8,400            39,858          64,350         37,500         142,783        $79,688
                                B       26,400           145,600          55,850          6,000          78,902        $ 8,625
C. Alan Marsh...............    A        5,175            25,193          22,850          7,500          52,172        $15,938
                                B        5,175            25,849          40,250          3,000          82,228        $17,250
Ronald R. Walicki...........    A        4,350            20,640          23,000         10,000          51,735        $21,250
                                B        4,350            20,640          35,525          2,875          75,204        $16,531
Douglas W. Dougherty........    A            0                 0          10,000         10,000          21,250        $21,250
                                B            0                 0           5,475          1,825          31,481        $10,494
Frank J. Bryja..............    A          900             3,371          12,550          7,500          27,594        $15,938
                                B          900             4,383          14,525          1,125          29,169        $ 6,469

---------------

(a) Value of unexercised options based on fiscal year end per share price of $15.625 for Class A Common Stock and $15.25 for Class B Common Stock.

RETIREMENT PLANS

     The following table illustrates the estimated annual pension benefits under the Employees' Pension Plan of Marsh Supermarkets, Inc. and Subsidiaries (taking Social Security benefits into account, but without regard to any survivorship benefit to an eligible spouse) (the "Pension Plan") payable for a single straight life annuity upon normal retirement age at the compensation levels and years of benefit service shown, as well as under the Supplemental Retirement Plan which provides benefits that would otherwise be denied to participants by reason of certain Code limitations on qualified plan benefits.

                      ESTIMATED RETIREMENT BENEFITS TABLE

AVERAGE ANNUAL
 COMPENSATION             ESTIMATED ANNUAL RETIREMENT
 DURING LAST     BENEFITS AT VARIOUS YEARS OF BENEFIT SERVICE
  4 YEARS OF     ---------------------------------------------
   SERVICE         10 YEARS        20 YEARS        30 YEARS
--------------   -------------   -------------   -------------
   $200,000        $ 83,896        $ 83,896        $ 83,896
    280,000         123,896         123,896         123,896
    360,000         163,896         163,896         163,896
    440,000         203,896         203,896         203,896
    520,000         243,896         243,896         243,896
    600,000         283,896         283,896         283,896
    680,000         323,896         323,896         323,896
    760,000         363,896         363,896         363,896
    840,000         403,896         403,896         403,896

     Under the Pension Plan, monthly retirement benefits are computed on the basis of highest average monthly earnings during any 48 consecutive months of the last 120 months preceding retirement. The compensation covered by the Pension Plan includes all monthly earnings, but excludes amounts paid under the Management Incentive Plan or similar plans prior to January 1, 1985. Benefits payable under the Supplemental Retirement Plan exclude the sum of benefits payable under the Pension Plan and Social Security. Effective December 31, 1996, the accrual of benefits under the Pension Plan was curtailed and the benefit formula under the Supplemental Retirement Plan was modified with respect to any participants designated after January 1, 1997.

     As of June 1, 1998, Don E. Marsh, C. Alan Marsh, Ronald R. Walicki, Douglas
W. Dougherty and Frank J. Bryja had 40, 33, 34, 4 and 33 years of benefit service, respectively. Assuming that the Named Officers continue in their present positions at their current salaries until retirement at age 65, their estimated annual pensions under the Pension Plan and the Supplemental Retirement Plan would be $332,768, $141,662, $147,720, $125,544 and $120,472, respectively.

EMPLOYMENT AND SEVERANCE AGREEMENTS

     The Corporation has employment agreements with Don E. Marsh and C. Alan Marsh, which were amended and restated as of December 31, 1992, for terms of three years each, subject to termination or automatic extension as provided in the agreements. Under the agreements, the base annual salaries for Don E. Marsh and C. Alan Marsh are $440,000 and $275,000, respectively, subject to periodic review and increase, but not decrease, by the Compensation Committee or the Board of Directors. The agreements also provide that, in the event of a change in control of the Corporation and the subsequent severance of employment, the employee shall receive severance pay in an amount equal to three times the sum of the employee's highest base salary during the last 12 months and the highest cash bonus during the last 24 months, together with certain other limited employee benefits, as described in the agreements. In addition, the Corporation has severance agreements with Ronald R. Walicki, Douglas W. Dougherty and Frank
J. Bryja, all of which provide that, in the event of a change in control of the Corporation and subsequent severance of employment, the employee shall receive severance pay equal to three times the sum of the employee's highest base salary during the 12 months immediately preceding his termination and his highest annual bonus during the 36 months immediately preceding termination. The term of each of such agreement is for a period of three years, subject to earlier termination and automatic extension. If a change in control had occurred on

March 28, 1998 and the employment of all the Named Officers had been severed as of that date, Don E. Marsh, C. Alan Marsh, Ronald R. Walicki, Douglas W. Dougherty and Frank J. Bryja would have been entitled to receive severance pay in the aggregate amount of $2,100,000, $945,000, $990,000, $855,000, and
$825,000, respectively.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

  Compensation Philosophy

     The Compensation Committee of the Board of Directors (the "Committee") believes that the primary objective of the Corporation's executive compensation policies should be:

     - To attract and retain talented executives by providing compensation that is, overall, competitive with the compensation provided to executives at companies of comparable size and position in the retail or other businesses, as appropriate, while maintaining compensation within levels that are consistent with the Corporation's business plan, financial objectives and operating performance;

     - To provide appropriate incentives for executives to work toward the achievement of the Corporation's annual performance targets established in the Corporation's business plan; and

     - To align more closely the interests of executives with those of shareholders and the long-term interest of the Corporation by providing long-term incentive compensation in the form of stock options, restricted stock or other equity-based long-term incentive compensation.

     The Committee believes that the Corporation's executive compensation policies should be reviewed each year following the time when the financial results of the Corporation's prior fiscal year become available. The policies are reviewed in light of their consistency with the Corporation's financial performance, its business plan and its position within the retail industry, as well as the compensation policies of similar companies in the retail business and general industry. The compensation of individual executives is reviewed at least annually by the Committee in light of its executive compensation policies for that year.

     In reviewing the comparability of the Corporation's executive compensation policies, the Committee looks to executive compensation in general industry as well as for other companies with businesses reasonably related to the Corporation's business, but may also consider factors which are unique to the Corporation. The Committee believes that for the current year and for the foreseeable future, the companies included in retail industry and general industry are generally appropriate for comparison, particularly after taking into account differences in size and other factors. The Committee will continue to review compensation information from the performance peer group and may supplement such information with data from other organizations in the retail or general industry or the geographic area in which the Corporation operates.

     The Committee believes that, in addition to corporate performance and specific business unit performance, it is appropriate to consider, in setting and reviewing executive compensation, the personal contributions a particular individual may make to the success of the corporate enterprise. This includes quantitative measures against objectives as well as qualitative factors, such as leadership skills, planning initiatives, development and morale skills, public affairs and civic involvement. No relative weight is assigned to these qualitative factors, which are applied subjectively by the Committee.

     The Committee believes that the above philosophy furthers the shareholders' interest since a significant part of executive compensation is based on obtaining results that are beneficial to all shareholders. At the same time, the Committee believes the philosophy encourages responsible management of the Corporation in the short term. The Committee regularly reviews its philosophy so that the overall philosophy is as effective as practicable in furthering shareholders' interest. The Committee bases its review on the experience of its members, on information requested from management, and on discussions with and information compiled by independent compensation consultants.

COMPENSATION OF EXECUTIVES OTHER THAN THE CHIEF EXECUTIVE OFFICER

     The Committee believes that the compensation of executive officers (other than the Chief Executive Officer) for fiscal year 1998 should be comprised of base compensation, annual incentive compensation and long-term incentive compensation and has applied the policies described herein as set forth below.

          Base Compensation. Base compensation for executive officers of the Corporation is currently set at approximately the fiftieth to seventy-fifth percentile of the base compensation of executive officers with similar responsibilities at other selected peer group companies included in the performance graph. These compensation levels have enabled the Corporation to attract and retain talented executives while keeping compensation in line with the financial objectives of the Corporation. Accordingly, the Committee believes that the current policy concerning base compensation should be continued. In determining whether an increase in base compensation was appropriate for fiscal year 1998, the Committee reviewed the salary ranges recommended by management and consulted with the Chief Executive Officer. The Committee subjectively determined on the basis of discussions with the Chief Executive Officer and its experience in business generally and with the Corporation specifically the levels of base compensation it deemed appropriate for each executive officer after taking into consideration their respective contributions and external non-controllable market conditions. As a result of this analysis, the Committee elected not to increase the base salaries of any of the executive officers (including the Chief Executive Officer) during fiscal year 1998.

          Annual Incentive Compensation. The Committee believes that compensation should be in part directly linked to operating performance. To achieve this link with regard to short-term performance, the Committee has relied on cash bonuses. Generally, bonuses have been awarded under the Management Incentive Plan under which cash awards equal to a percentage of a fiscal year base salary can be granted to officers and key employees based on the extent to which actual earnings of the Corporation during a fiscal year are 80% or more of the earnings target approved by the Committee for such fiscal year. The amount of any award varies with the level of responsibility and the percentage of actual earnings to target earnings, with a maximum bonus predicated on 150% of the target bonus percentage for each responsibility level. The Committee also has awarded periodically discretionary bonuses to officers and other employees based on recommendations from management and consultations with the Chief Executive Officer. Based on discussions with the Chief Executive Officer and the members' experience in business generally, the Committee determined subjectively the amount of each such bonus after taking into consideration the employee's past and potential for future contributions to the Corporation. During fiscal year 1998, no bonuses were awarded under the Management Incentive Plan, but discretionary bonuses aggregating $278,507 were awarded to executive officers (other than the Chief Executive Officer) in lieu of any increases in base compensation.

          Long-Term Incentive Compensation. The Committee believes that an integral part of the Corporation's executive compensation policies is equity-based compensation plans which encourage and create ownership of the Corporation's stock by its executives, thereby aligning executives' long-term interests with those of the shareholders. These long-term incentive programs are principally reflected in the Marsh Equity Ownership Plan, the 1987 Stock Option Plan, the 1991 Employee Stock Incentive Plan ("1991

     Plan") and, if approved by the shareholders at the Annual Meeting, the 1998 Plan. The Committee believes that significant stock ownership is a major incentive in building shareholder value and reviews awards of options and restricted stock with that goal in mind.

          The Corporation has no set policy as to when equity-based incentives should be awarded, although historically stock options have been the principal vehicle for payment of long-term incentive compensation and generally have been awarded during or near the period between the end of the fiscal year and the next succeeding annual meeting of shareholders. The Committee believes that the Corporation should make it a part of its regular executive compensation policies to grant periodic awards of equity-based incentives to executive officers and other key employees as part of the compensation package that is reviewed annually for each executive officer and key employee. This grant should be made within guidelines established at the time of the annual review. The Committee's policy is that the material terms of stock options should not be amended after grant and that the Committee should take into account the number of shares and options held by each executive officer. During fiscal year 1998, the Committee authorized grants under the 1991 Plan to executive officers, other than the Chief Executive Officer, of 119,820 shares of restricted Class A Common Stock based on their individual efforts in moving the Corporation towards its strategic goals, among other factors in the subjective view of the Committee.

          The Committee believes that greater reliance can be placed on long-term incentive compensation, with a view to setting the overall values of the Corporation's compensation package for executive officers at approximately the 50th to 75th percentile of total compensation packages for executives of the selected peer group companies if the Corporation achieves the annual earnings target, with maximum total compensation at the 75th to 90th percentile. The long-term awards may be composed of stock options, restricted stock, or other stock-based awards, still keeping within the target and maximum total compensation levels.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The Committee believes that the compensation package for the Chief Executive Officer is consistent with its general policies concerning executive compensation and is appropriate in light of the Corporation's financial objectives and performance. Awards of long-term incentive compensation to the Chief Executive Officer are considered concurrently with awards to other executive officers and follow the same general policies as such other long-term incentive awards.

          1998 Compensation of the Chief Executive Officer. In setting the salary and incentive compensation levels of the Chief Executive Officer for fiscal year 1998, the Committee reviewed his performance in moving the Corporation towards its desired strategic direction. Although these strategic moves in conjunction with competitive conditions have caused earnings dilution in the short term, the Committee considered these strategic moves to be in the best long term interests of the Corporation and its shareholders. Based on these factors, and considering the leadership skills and individual efforts of the Chief Executive Officer in guiding overall performance in light of significant past and future competitive changes, as well as recognizing his continuing active leadership role in local, state, and industry matters, the Committee awarded the Chief Executive Officer, in lieu of an increase in base compensation, a cash bonus of $150,000 and 30,930 shares of restricted Class A Common Stock under the 1991 Plan.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

     Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation paid to any executive officer in excess of $1,000,000 annually. The Corporation intends for executive compensation pursuant to the Corporation's stock incentive plans to qualify as performance-based compensation and therefore be excluded from the deduction limit found under Internal Revenue Service regulations. Although the Committee currently anticipates that substantially all compensation to be paid in future years will be deductible under Section 162(m) because executive officer compensation is generally well below the limit and because the Committee intends to continue utilizing performance-based compensation, the Committee believes its primary responsibility is to provide a compensation program that will attract, retain and award executive talent necessary to maximize returns to shareholders and that the loss of the tax deduction may be necessary in some instances to achieve this purpose.

                                Stephen M. Huse, Chairman
                                J. Michael Blakley
                                James K. Risk, III

                               PERFORMANCE GRAPH

             MARSH SUPERMARKETS, INC., RUSSELL 2000, AND PEER GROUP
                 COMPARISON OF TOTAL RETURN TO SHAREHOLDERS(1)

                                         MARSH             MARSH
                                     SUPERMARKETS,     SUPERMARKETS,
        MEASUREMENT PERIOD            INC. (CLASS       INC. (CLASS         RUSSELL             PEER
      (FISCAL YEAR COVERED)              A)(2)             B)(2)            2000(2)         GROUP(2)(3)
1993                                             100               100               100               100
1994                                              77                89               110               100
1995                                              86                82               114               108
1996                                              95               110               144               132
1997                                             106               118               152               136
1998                                             131               154               210               169

---------------

(1) Assumes $100 investment on March 29, 1993 in Marsh Supermarkets, Inc., Russell 2000, and Peer Group. Total returns are calculated on dividends reinvested basis. Indices are weighted by market capitalization.
(2) Data for Marsh Supermarkets, Inc., Peer Group and Russell 2000 was provided by D.F. King & Co., Inc.
(3) Peer Group comprised of the following companies:

Bruno's Inc.                                 Quality Food Centers Inc.*
Casey's General Stores, Inc.                 Riser Foods, Inc. (Class A)*
Delchamps, Inc.                              Seaway Food Town, Inc.
Eagle Food Centers, Inc.                     Smith's Food and Drug Centers, Inc.*
Foodarama Supermarkets, Inc.                 Stop and Shop Companies, Inc.
Giant Foods, Inc.                            Uni-Marts, Inc. (Class A)
Hannaford Bros. Company                      Village Supermarkets, Inc.
Ingles Markets Inc.                          The Vons Companies, Inc.*
The Penn Traffic Company                     Weis Markets, Inc.

 *  Data unavailable for 1998.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers, directors, and persons who own more than 10% of the outstanding shares of a registered class of a corporation's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the corporation with copies of all Section 16(a) forms they file.

     Based solely on a review of the Forms 3, 4 and 5 and amendments thereto and certain written representations furnished to the Corporation, the Corporation believes that its executive officers, directors and greater than 10% beneficial owners complied with all applicable filing requirements of Section 16(a) during fiscal year 1998.

                              INDEPENDENT AUDITORS

     Upon recommendation of the Audit Committee, the firm of Ernst & Young LLP, which audited the Corporation's financial statements for the past fiscal year, has been appointed by the Board of Directors as the Corporation's independent auditors to audit the consolidated financial statements for the fiscal year to end March 27, 1999. A representative of Ernst & Young LLP will be present at the Annual Meeting, and will have an opportunity to make a statement and respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals, intended to be included in the proxy material relating to the Annual Meeting of Shareholders to be held August 3, 1999, must be received by the Corporation not later than February 25, 1999. Such proposals should be addressed to the Corporate Secretary at the Corporation's principal executive offices.

                                 OTHER MATTERS

     The Board of Directors is not aware presently of any matters to be presented at the Annual Meeting other than the election of directors and the approval of the three stock purchase or incentive plans. If, however, other matters are properly brought before the Annual Meeting, the enclosed proxy gives discretionary authority to the persons named therein to act in accordance with their best judgment on such matters.

     By order of the Board of Directors.
                                          MARSH SUPERMARKETS, INC.

                                          By:  /s/ P. LAWRENCE BUTT
                                             -----------------------------------
                                             P. Lawrence Butt, Secretary

Indianapolis, Indiana
June 25, 1998

     A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 28, 1998 MAY BE OBTAINED WITHOUT CHARGE BY ANY SHAREHOLDER TO WHOM THIS PROXY STATEMENT IS SENT, UPON WRITTEN REQUEST TO P. LAWRENCE BUTT, SECRETARY, MARSH SUPERMARKETS, INC., 9800 CROSSPOINT BOULEVARD, INDIANAPOLIS, INDIANA 46256-3350. COPIES OF EXHIBITS TO THE FORM 10-K ALSO WILL BE AVAILABLE UPON WRITTEN REQUEST UPON PAYMENT OF CHARGES APPROXIMATING THE CORPORATION'S COST.

                                   EXHIBIT A
                         OUTSIDE DIRECTORS' STOCK PLAN

1. PURPOSE

     The purpose of the Marsh Supermarkets, Inc. Outside Directors' Stock Plan (the "Plan") is to advance the interests of Marsh Supermarkets, Inc. (the "Corporation") and its shareholders by increasing the proprietary interest of members of the Board of Directors of the Corporation (the "Board") who are Outside Directors (as defined herein) in the growth and performance of the Corporation by enabling such Outside Directors to receive shares of the Corporation's Class B Common Stock (the "Common Stock"), which Common Stock may be either authorized but unissued or treasury shares, in lieu of all or a portion of the compensation they receive for membership on the Board and committees thereof.

2. ADMINISTRATION

     The Plan shall be administered by the Salary Committee of the Board (the "Committee"). The Committee shall, subject to the provisions of the Plan, have the power to construe the terms hereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decisions of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee may authorize any one or more of its members or the Secretary of the Committee or any officer of the Corporation to execute and deliver documents on behalf of the Committee. No member of the Committee shall be liable for anything done or omitted to be done by him or her or by any other member of the Committee in connection with the Plan, except for his or her own willful misconduct or as expressly provided by statute.

3. PARTICIPATION

     Each member of the Board who is not an employee of the Corporation or any Subsidiary (as defined herein) of the Corporation (an "Outside Director") shall be eligible to participate in the Plan. As used herein, the term "Subsidiary" means any partnership, corporation, association, limited liability company, joint stock company, trust, joint venture, unincorporated organization or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Corporation or one or more of the other Subsidiaries or any combination thereof, or (ii) if a partnership, association, limited liability company, joint stock company, trust, joint venture, unincorporated organization or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by the Corporation or one or more Subsidiaries or any combination thereof. For purposes hereof, the Corporation or a Subsidiary shall be deemed to have a majority ownership interest in a partnership, association, limited liability company, joint stock company, trust, joint venture, unincorporated organization or other business entity if the Corporation or such Subsidiary shall be allocated a majority of partnership, association, limited liability company, joint stock company, trust, joint venture, unincorporated organization or other business entity gains or losses or shall be or control the managing director, the trustee, a manager or a general partner of such partnership, association, limited liability company, joint stock company, trust, joint venture, unincorporated organization or other business entity.

4. ELECTION TO RECEIVE COMMON STOCK IN LIEU OF CASH COMPENSATION

     An Outside Director may elect to reduce all or part of the cash compensation otherwise payable for services to be rendered by him or her as a director (including the annual retainer fee and any fees payable for services on the Board or any committee thereof) and to receive in lieu thereof shares of Common Stock. Any such election (a) shall be in the form prescribed by the Corporation (the "Election Form") and addressed to the Secretary of the Corporation, (b) shall specify an amount of such compensation to be received in the form of Common Stock, expressed as a percentage of the cash compensation otherwise payable in cash or as a type of fee (e.g., retainer fee) otherwise payable in cash, and (c) shall become effective on the first day of the first calendar quarter commencing on or immediately after the date of receipt of such Election Form by the Corporation. Any such election shall continue in effect until a new Election Form revoking or changing such election is received by the Corporation.

5. ISSUANCE OF COMMON STOCK

     If an Outside Director elects to receive all or a portion of his or her compensation in the form of Common Stock pursuant to paragraph 4 above, the Corporation shall cause to be issued to such director as soon as practicable after the end of each calendar quarter with respect to which such election applies, a number of shares of Common Stock equal to the amount of such compensation divided by the closing price per share of Common Stock reported on the Nasdaq Stock Market's National Market ("Nasdaq") on the last business day of the calendar quarter during which the compensation would have been paid in cash in the absence of such election; provided; however, if Nasdaq is not open for trading on such business day or if Common Stock does not trade on such business day, the closing price for the last day of such calendar quarter on which Common Stock did so trade shall be used. To the extent that the application of the foregoing formula would result in fractional shares of Common Stock being issuable, cash will be paid to the Outside Director in lieu of such fractional shares based upon the value established pursuant to such formula.

6. NUMBER OF COMMON STOCK OF COMMON STOCK ISSUABLE UNDER THE PLAN

     The maximum aggregate number of shares of Common Stock that may be purchased under the Plan shall be one hundred thousand (100,000).

7. MISCELLANEOUS PROVISIONS

     (a) Neither the Plan nor any action taken hereunder shall be construed as giving any Outside Director any right to be retained in the service of the Corporation.

     (b) An Outside Director's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of Outside Director's death, by will or the laws of descent and distribution or as described in Section 7(c) herein), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any Outside Director in the Plan shall be subject to any obligation or liability of such Outside Director.

     (c) An Outside Director may designate, in the Election Form, any person to whom payments of cash or shares of Common Stock are to be made if the Outside Director dies before receiving payment of all amounts due hereunder. A beneficiary designation will be effective only after the signed Election Form is filed with the Secretary of the Corporation while the Outside Director is alive, and will cancel all beneficiary designations signed and filed earlier. If the Outside Director fails to designate a beneficiary, or if all designated beneficiaries of the Outside Director die before the Outside Director or before complete payment of all amounts due hereunder, any remaining unpaid amounts shall be paid in one lump sum to the estate of the last to die of the Outside Director or the Outside Director's designated beneficiaries, if any.

     (d) No shares of Common Stock shall be issued hereunder unless counsel for the Corporation shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign securities, securities exchange self-regulatory organization, and other applicable laws and requirements.

     (e) It shall be a condition to the obligation of the Corporation to issue shares of Common Stock hereunder, that the Outside Director pay to the Corporation, upon its demand, such amount as may be requested by the Corporation for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Corporation shall have no obligation to issue, and the Outside Director shall have no right to receive, shares of Common Stock.

     (f) The expenses of the Plan shall be borne by the Corporation.

     (g) The Plan shall be unfunded. The Corporation shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares hereunder.

     (h) By accepting any Common Stock hereunder or other benefit under the Plan, each Outside Director and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Corporation or the Committee.

     (i) The Corporation shall cause to be filed any registration statement required by the Securities Act of 1933, as amended, and any reports, returns or other information regarding any shares of Common Stock issued pursuant hereto as may be required by Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any other applicable statute, rule or regulation.

     (j) The provisions of this Plan shall be governed by and construed in accordance with the laws of the State of Indiana.

     (k) Pending issuance of shares of Common Stock hereunder, all compensation earned by an Outside Director with respect to which an election to receive Common Stock pursuant to paragraph 4 above shall have been received by the Corporation shall be the property of such director and shall be paid to him or her in cash in the event that shares of Common Stock are not issued to such Outside Director.

     (l) Headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of this Plan or any provisions thereof. The use of the singular shall also include within its meaning the plural, where appropriate, and vice versa.

8. AMENDMENT

     The Plan may be amended at any time and from time to time by resolution of the Board as the Board shall deem advisable; provided, however, that no amendment shall become effective without shareholder approval if such shareholder approval is required by law, rule or regulation, and provided further, to the extent required by Rule 16b-3 under Section 16 of the Exchange Act, in effect from time to time, Plan revisions shall not be amended more than once every six (6) months, except that the foregoing shall not preclude any amendment to comport with changes in the Internal Revenue Code of 1986, the Employee Retirement Income Security Act of 1974 or the rules there under in effect from time to time. No amendment of the Plan shall materially and adversely affect any right of any Outside Director with respect to any shares of Common Stock theretofore issued without such Outside Director's written consent.

9. EFFECTIVE DATE

     The effective date of the Plan shall be January 1, 1998, subject to approval of the shareholders of the Corporation.

10. TERMINATION

     This Plan shall terminate upon the earlier of the following dates or events to occur: (a) upon the adoption or resolution of the Board terminating the Plan; or (b) ten (10) years from the date the Plan is initially approved and adopted by the Board. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person without his or her consent with respect to any shares of Common Stock theretofore earned and issuable under the Plan.

                                                                       EXHIBIT B

               MARSH SUPERMARKETS, INC. 1998 STOCK INCENTIVE PLAN

SECTION 1.  PURPOSE; DEFINITIONS.

     The purpose of the Marsh Supermarkets, Inc. 1998 Stock Incentive Plan (the "Plan") is to enable Marsh Supermarkets, Inc. (the "Corporation") to attract, retain and reward officers and key employees of the Corporation and its Subsidiaries and Affiliates, and to strengthen the mutuality of interests between such officers and key employees by awarding such officers and key employees performance-based stock incentives and/or other equity interests or equity-based incentives in the Corporation, as well as performance-based incentives payable in cash. The creation of the Plan shall not diminish or prejudice other compensation programs approved from time to time by the Board.

     For purposes of the Plan, the following terms shall be defined as set forth below:

          A. "Affiliate" means any entity other than the Corporation and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Corporation directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

          B. "Board" means the Board of Directors of the Corporation.

          C. "Cause" has the meaning provided in Section 5(j) of the Plan.

          D. "Change in Control" has the meaning provided in Section 8(b) of the Plan.

          E. "Change in Control Price" has the meaning provided in Section 8(d) of the Plan.

          F. "Class A Common Stock" means the Corporation's Class A Common Stock, without par value.

          G. "Class B Common Stock" means the Corporation's Class B Common Stock, without par value.

          H. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

          I. "Common Stock" means the Corporation's Class A Common Stock and/or Class B Common Stock.

          J. "Committee" means the committee referred to in Section 2 of the Plan.

          K. "Corporation" means Marsh Supermarkets, Inc., a corporation organized under the laws of the State of Indiana or any successor corporation.

          L. "Disability" means disability as determined under the Corporation's Group Disability Insurance Plan as may be in effect from time to time.

          M. "Early Retirement" means retirement, for purposes of this Plan with the express consent of the Corporation at or before the time of such retirement, from active employment with the Corporation and any Subsidiary or Affiliate prior to age 65, in accordance with any applicable early retirement policy of the Corporation then in effect or as may be approved by the Committee.

          N. "Effective Date" has the meaning provided in Section 12 of the Plan.

          O. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

          P. "Fair Market Value" means with respect to the Common Stock, as of any given date or dates, unless otherwise determined by the Committee in good faith, the reported closing price of a share of Common Stock on the Nasdaq or such other market or exchange as is the principal trading market for the Common Stock, or, if no such sale of a share of Common Stock is reported on the Nasdaq or other exchange or principal trading market on such date, the fair market value of a share of Common Stock as determined by the Committee in good faith.

          Q. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

          R. "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

          S. "Non-Employee Director" means a member of the Board who is a Non-Employee Director within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act and an outside director within the meaning of Treasury Regulation Sec. 162-27(e)(3) promulgated under the Code.

          T. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

          U. "Nasdaq" means The Nasdaq Stock Market.

          V. "Normal Retirement" means retirement from active employment with the Corporation and any Subsidiary or Affiliate on or after age 65.

          W. "Other Stock-Based Award" means an award under Section 7 below that is valued in whole or in part by reference to, or is otherwise based on, the Common Stock.

          X. "Outside Director" means a member of the Board who is not an officer or employee of the Corporation or any Subsidiary or Affiliate of the Corporation.

          Y. "Plan" means this Marsh Supermarkets, Inc. 1998 Stock Incentive Plan, as amended from time to time.

          Z. "Restricted Stock" means an award of shares of Common Stock that is subject to restrictions under Section 6 of the Plan.

          AA. "Restriction Period" has the meaning provided in Section 6 of the Plan.

          BB. "Retirement" means Normal or Early Retirement.

          CC. "Section 162(m) Maximum" has the meaning provided in Section 3(a) hereof.

          DD. "Stock Option" or "Option" means any option to purchase shares of Common Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5 below.

          EE. "Subsidiary" means any person (other than the Corporation) in an unbroken chain of persons beginning with the Corporation if each of the persons (other than the last person in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock or other ownership interest in one of the other persons in the chain.

SECTION 2.  ADMINISTRATION.

     The Plan shall be administered by a Committee of not less than two Non-Employee Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board. The functions of the Committee specified in the Plan may be exercised by an existing Committee of the Board composed exclusively of Non-Employee Directors. The initial Committee shall be the Compensation Committee of the Board. In the event there are not at least two Non-Employee Directors on the Board, the Plan shall be administered by the Board and all references herein to the Committee shall refer to the Board. The Committee shall have authority to grant, pursuant to the terms of the Plan, to officers and other key employees eligible under Section 4: (i) Stock Options, (ii) Restricted Stock, and/or (iii) Other Stock-Based Awards.

     In particular, the Committee, or the Board, as the case may be, shall have the authority, consistent with the terms of the Plan:

          (a) to select the officers and key employees of the Corporation and its Subsidiaries and Affiliates to whom Stock Options, Restricted Stock, and/or Other Stock-Based Awards may from time to time be granted hereunder;

          (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, and/or Other Stock-Based Awards, or any combination thereof, are to be granted hereunder to one or more eligible persons;

          (c) to determine the number and class of shares of Common Stock to be covered by each such award granted hereunder;

          (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion); and to amend or waive any such terms and conditions to the extent permitted by Section 9 hereof;

          (e) to determine whether and under what circumstances a Stock Option may be settled in cash or Restricted Stock under Section 5(m) or (n), as applicable, instead of Common Stock;

          (f) to determine whether, to what extent, and under what circumstances Option grants and/or other awards under the Plan are to be made, and operate, on a tandem basis vis-a-vis other awards under the Plan and/or cash awards made outside of the Plan;

          (g) to determine whether, to what extent, and under what circumstances shares of Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

          (h) to determine whether to require payment of tax withholding requirements in shares of Common Stock subject to the award; and

          (i) to impose any holding period required to satisfy Section 16 under the Exchange Act.

     The Committee shall have the authority to adopt, alter, and repeal such rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Corporation and Plan participants.

SECTION 3.  SHARES OF COMMON STOCK SUBJECT TO PLAN.

     (a) As of the Effective Date, the aggregate number of shares of Common Stock that may be issued under the Plan shall be 750,000 shares. The shares of Common Stock issuable under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. No officer of the Corporation or other person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the

Code shall be eligible to receive awards pursuant to this Plan relating to in excess of 75,000 shares of Common Stock in any fiscal year (the "Section 162(m) Maximum").

     (b) If any shares of Common Stock that have been optioned cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Restricted Stock or Other Stock-Based Award granted hereunder are forfeited prior to the payment of any dividends, if applicable, with respect to such shares of Common Stock, or any such award otherwise terminates without a payment being made to the participant in the form of Common Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

     (c) In the event of any merger, reorganization, consolidation, recapitalization, extraordinary cash dividend, stock dividend, stock split or other change in corporate structure affecting the Common Stock, an appropriate substitution or adjustment shall be made in the maximum number of shares that may be awarded under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, the Section 162(m) Maximum and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. An adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4.  ELIGIBILITY.

     Officers and other key employees of the Corporation and its Subsidiaries and Affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Corporation and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.

SECTION 5.  STOCK OPTIONS.

     Stock Options may be granted alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Incentive Stock Options may be granted only to individuals who are employees of the Corporation or any Subsidiary of the Corporation.

     The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options.

     Options granted to officers and key employees under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

          (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% (or, in the case of any employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of any of its Subsidiaries, not less than 110%) of the Fair Market Value of the Common Stock at grant, in the case of Incentive Stock Options, and not less than 85% of the Fair Market Value of the Common Stock at grant, in the case of Non-Qualified Stock Options.

          (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years (or, in the case of an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any of its Subsidiaries, more than five years) after the date the Option is granted.

          (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that except as provided in Section 5(g) and (h) and Section 8, unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option. The Committee may provide that a Stock Option shall vest over a period of future service at a rate specified at the time of grant, or that the Stock Option is exercisable only in installments. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant, in whole or in part, based on such factors as the Committee shall determine in its sole discretion.

          (d) Method of Exercise. Subject to whatever installment exercise restrictions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Corporation specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, note, or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or (except in the case of an Incentive Stock Option) after grant, payment in full or in part may also be made in the form of shares of Common Stock already owned by the optionee or, in the case of a Non-Qualified Stock Option, shares of Restricted Stock or shares subject to such Option or another award hereunder (in each case valued at the Fair Market Value of the Common Stock on the date the Option is exercised). If payment of the exercise price is made in part or in full with Common Stock, the Committee may award to the employee a new Stock Option to replace the Common Stock which was surrendered. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, such Restricted Stock (and any replacement shares relating thereto) shall remain (or be) restricted in accordance with the original terms of the Restricted Stock award in question, and any additional Common Stock received upon the exercise shall be subject to the same forfeiture restrictions, unless otherwise determined by the Committee, in its sole discretion, at or after grant. No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 12(a).

          (e) Transferability of Options. No Non-Qualified Stock Option shall be transferable by the optionee without the prior written consent of the Committee other than (i) transfers by the Optionee to a member of his or her Immediate Family or a trust for the benefit of the optionee or a member of his or her Immediate Family, or (ii) transfers by will or by the laws of descent and distribution. No Incentive Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Incentive Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

          (f) Bonus for Taxes. In the case of a Non-Qualified Stock Option or an optionee who elects to make a disqualifying disposition (as defined in Section 422(a)(1) of the Code) of Common Stock acquired pursuant to the exercise of an Incentive Stock Option, the Committee in its discretion may award at the time of grant or thereafter the right to receive upon exercise of such Stock Option a cash bonus calculated to pay part or all of the federal and state, if any, income tax incurred by the optionee upon such exercise.

          (g) Termination by Death. Subject to Section 5(k), if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee) by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at or after grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (h) Termination by Reason of Disability. Subject to Section 5(k), if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period of
     (i) three years (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) one year from the date of termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter, in the case of an Incentive Stock Option; provided however, that, if the optionee dies within the period specified in (i) above (or other such period as the committee shall specify at or after grant), any unexercised Non-Qualified Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of any period that would apply if such Stock Option were a Non-Qualified Stock Option, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

          (i) Termination by Reason of Retirement. Subject to Section 5(k), if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period of (i) three years (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) three months from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the event of an Incentive Stock Option; provided however, that, if the optionee dies within the period specified in

     (i) above (or other such period as the Committee shall specify at or after grant), any unexercised Non-Qualified Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of the period that would apply if such Stock Option were a Non-Qualified Stock Option, the option will thereafter be treated as a Non-Qualified Stock Option.

          (j) Other Termination. Subject to Section 5(k), unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or (except in the case of an Incentive Stock Option) after grant, if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate is involuntarily terminated for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent otherwise then exercisable, for the lesser of three months or the balance of such Stock Option's term if the involuntary termination is without Cause. For purposes of this Plan, "Cause" means (i) a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or (ii) a participant's willful misconduct or dishonesty, which is directly and materially harmful to the business or reputation of the Corporation or any Subsidiary or Affiliate. If an optionee voluntarily terminates employment with the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate (except for Disability, Normal or Early Retirement), the Stock Option shall thereupon terminate; provided, however, that the Committee at grant or (except in the case of an Incentive Stock Option) thereafter may extend the exercise period in this situation for the lesser of three months or the balance of such Stock Option's term.

          (k) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such
     Section 422. No Incentive Stock Option shall be granted to any participant under the Plan if such grant would cause the aggregate Fair Market Value (as of the date the Incentive Stock Option is granted) of the Common Stock with respect to which all Incentive Stock Options are exercisable for the first time by such participant during any calendar year (under all such plans of the Company and any Subsidiary) to exceed $100,000. To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

             (i) if (x) a participant's employment is terminated by reason of death, Disability, or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Section 5(g), (h) or (i), applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such Option that is immediately exercisable as an "Incentive Stock Option" during such post-termination period under
        Section 422, such excess shall be treated as a Non-Qualified Stock Option; and

             (ii) if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such Option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

          (1) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash, Common Stock, or Restricted Stock an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

          (m) Settlement Provisions. If the option agreement so provides at grant or (except in the case of an Incentive Stock Option) is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Restricted Stock determined without regards to the forfeiture restrictions involved.

          (n) Performance and Other Conditions. The Committee may condition the exercise of any Option upon the attainment of specified performance goals or other factors as the Committee may determine, in its sole discretion. Unless specifically provided in the option agreement, any such conditional Option shall vest six months prior to its expiration if the conditions to exercise have not theretofore been satisfied.

SECTION 6.  RESTRICTED STOCK.

     (a) Administration. Shares of Restricted Stock may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares of Restricted Stock to be awarded to any person, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 6(b)), the time or times within which such awards may be subject to forfeiture, and the other terms, restrictions and conditions of the awards in addition to those set forth in Section 6(c). The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

     (b) Awards and Certificates. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Corporation, and has otherwise complied with the applicable terms and conditions of such award.

          (i) The purchase price for shares of Restricted Stock shall be established by the Committee and may be zero.

          (ii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required under Section 6(b))(i).

          (iii) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant (or a transferee permitted by Section 11(h) hereof), and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

          (iv) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the shares of Common Stock covered by such award.

     (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 6 shall be subject to the following restrictions and conditions:

          (i) In accordance with the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge, assign, or otherwise encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance, such other factors or criteria as the Committee may determine in its sole discretion.

          (ii) Except as provided in this paragraph (ii) and Section 6(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Corporation, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 12(e), in additional Restricted Stock to the extent shares are available under
     Section 3, or otherwise reinvested. Pursuant to Section 3 above, stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued. If the Committee so determines, the award agreement may also impose restrictions on the right to vote and the right to receive dividends.

          (iii) Subject to the applicable provisions of the award agreement and this Section 6, upon termination of a participant's employment with the Corporation and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

          (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant (or a transferee permitted by Section 11(h) hereof) promptly.

     (d) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Corporation and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Common Stock to the recipient of a restricted stock award, subject to such performance, future service, deferral, and other terms and conditions as may be specified by the Committee.

     (e) Maximum Number of Shares of Restricted Stock. Notwithstanding anything contained herein to the contrary, the number of shares of Restricted Stock granted under the Plan and outstanding at any time shall not exceed in the aggregate forty percent (40%) of the total number of shares of Common Stock issuable under the Plan pursuant to Section 3(a).

SECTION 7.  OTHER STOCK-BASED AWARDS.

     (a) Administration. Other Stock-Based Awards, including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Common Stock awards or options valued by reference to earnings per share or Subsidiary performance, may be granted either alone, in addition to, or in tandem with Stock Options, or Restricted Stock granted under the Plan and cash awards made outside of the Plan; provided that no such Other Stock-Based Awards may be granted in tandem with

Incentive Stock Options if that would cause such Stock Options not to qualify as Incentive Stock Options pursuant to Section 422 of the Code. Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Common Stock upon the completion of a specified performance period. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

     (b) Terms and Conditions.  Other Stock-Based Awards made pursuant to this
Section 7 shall be subject to the following terms and conditions:

          (i) Shares subject to awards under this Section 7 and the award agreement referred to in Section 7(b)(v) below, may not be sold, assigned, transferred, pledged, or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance, or deferral period lapses.

          (ii) Subject to the provisions of this Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 7 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.

          (iii) Any award under Section 7 and any shares of Common Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee in its sole discretion.

          (iv) In the event of the participant's Retirement, Disability, or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an award under this Section 7.

          (v) Each award under this Section 7 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Corporation and the participant.

          (vi) Common Stock (including securities convertible into Common Stock) issued on a bonus basis under this Section 7 may be issued for no cash consideration. Common Stock (including securities convertible into Common Stock) purchased pursuant to a purchase right awarded under this Section 7 shall be priced at least 85% of the Fair Market Value of the Common Stock on the date of grant.

SECTION 8.  CHANGE IN CONTROL PROVISIONS.

     (a) Impact of Event.  In the event of:

          (1) a "Change in Control" as defined in Section 8(b); or

          (2) a "Potential Change in Control" as defined in Section 8(c), but only if and to the extent so determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination),

             (i) Subject to the limitations set forth below in this Section 8(a), the following acceleration provisions shall apply:

                (a) Any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

                (b) The restrictions applicable to any Restricted Stock and Other Stock-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

             (ii) Subject to the limitations set forth below in this Section 8(a), the value of all outstanding Stock Options, Restricted Stock, Outside Director Options and Other Stock-Based Awards, in each case to the extent vested, shall, unless otherwise determined Board or by the Committee in its sole discretion prior to any Change in Control, be cashed out on the basis of the "Change in Control Price" as defined in
        Section 8(d) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Board or Committee may determine prior to the Change in Control.

             (iii) The Board or the Committee may impose additional conditions on the acceleration or valuation of any award in the award agreement.

     (b) Definition of Change in Control. For purposes of Section 8(a), a "Change in Control" means the happening of any of the following:

          (i) any person or entity, including a "group" as defined in Section 12(d)(3) of the Exchange Act, other than the Corporation or a wholly-owned subsidiary thereof or any employee benefit plan of the Corporation or any of its Subsidiaries, becomes the beneficial owner of the Corporation's securities having 35% or more of the combined voting power of the then outstanding securities of the Corporation that may be cast for the election of directors of the Corporation (other than as a result of an issuance of securities initiated by the Corporation in the ordinary course of business); or

          (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Corporation or any successor corporation or entity entitled to vote generally in the election of the directors of the Corporation or such other corporation or entity after such transaction are held in the aggregate by the holders of the Corporation's securities entitled to vote generally in the election of directors of the Corporation immediately prior to such transaction; or

          (iii) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's shareholders, of each director of the Corporation first elected during such period was approved by a vote of at least two-thirds of the directors of the Corporation then still in office who were directors of the Corporation at the beginning of any such period.

     (c) Definition of Potential Change in Control. For purposes of Section 8(a), a "Potential Change in Control" means the happening of any one of the following:

          (i) The approval by shareholders of an agreement by the Corporation, the consummation of which would result in a Change in Control of the Corporation as defined in Section 8(b); or

          (ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Corporation or a Subsidiary or any Corporation employee benefit plan (including any trustee of such plan acting as such trustee)) of securities of the Corporation representing 5% or more of the combined voting power of the Corporation's outstanding securities and the adoption by the Committee of a resolution to the effect that a Potential Change in Control of the Corporation has occurred for purposes of this Plan.

     (d) Change in Control Price. For purposes of this Section 8, "Change in Control Price" means the highest price per share paid in any transaction reported on the Nasdaq or such other exchange or market as is the principal trading market for the Common Stock, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Corporation at any time during the 60 day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such ISO or, where applicable, the date on which a cash out occurs under Section 8(a)(ii).

SECTION 9.  AMENDMENTS AND TERMINATION.

     The Board may at any time amend, alter or discontinue the Plan; provided, however, that, without the approval of the Corporation's shareholders, no amendment or alteration may be made which would (a) increase the maximum number of shares that may be issued under the Plan or increase the Section 162(m) Maximum, (b) change the provisions governing Incentive Stock Options except as required or permitted under the provisions governing incentive stock options under the Code, (c) make any change for which applicable law or regulatory authority (including the regulatory authority of the Nasdaq or any other market or exchange on which the Common Stock is traded) would require shareholder approval or for which shareholder approval would be required to secure full deductibility of compensation received under the Plan under Section 162(m) of the Code. No amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right, Restricted Stock or Other Stock-Based Award theretofore granted, without the participant's consent.

     The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices. Solely for purposes of computing the Section 162(m) Maximum, if any Stock Options or other awards previously granted to a participant are canceled and new Stock Options or other awards having a lower exercise price or other more favorable terms for the participant are substituted in their place, both the initial Stock Options or other awards and the replacement Stock Options or other awards will be deemed to be outstanding (although the canceled Stock Options or other awards will not be exercisable or deemed outstanding for any other purposes).

SECTION 10.  UNFUNDED STATUS OF PLAN.

     The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Corporation, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 11.  GENERAL PROVISIONS.

     (a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Corporation in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock market or exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) The adoption of the Plan shall not confer upon any employee of the Corporation or any Subsidiary or Affiliate any right to continued employment with the Corporation or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Corporation or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

     (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Corporation, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The Committee may require withholding obligations to be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements and the Corporation and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

     (f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Indiana.

     (g) The members of the Committee and the Board shall not be liable to any employee or other person with respect to any determination made hereunder in a manner that is not inconsistent with their legal obligations as members of the Board. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, the Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

     (h) In addition to any other restrictions on transfer that may be applicable under the terms of this Plan or the applicable award agreement, no Stock Option, Restricted Stock award or Other Stock-Based Award or other right issued under this Plan is transferable by the participant without the prior written consent of the Committee, other than (i) transfers by an optionee to a member of his or her Immediate Family or a trust for the benefit of the optionee or a member of his or her Immediate Family or (ii) transfers by will or by the laws of descent and distribution. The designation of a beneficiary will not constitute a transfer.

     (i) The Committee may, at or after grant, condition the receipt of any payment in respect of any award or the transfer of any shares subject to an award on the satisfaction of a six-month holding period, if such holding period is required for compliance with Section 16 under the Exchange Act.

SECTION 12.  EFFECTIVE DATE OF PLAN.

     The Plan shall be effective June 1, 1998 (the "Effective Date"), provided that it has been approved by the Board of the Corporation and by a majority of the votes cast by the holders of the Corporation's Class A Common Stock.

SECTION 13.  TERM OF PLAN.

     No Stock Option, Restricted Stock Award or Other Stock-Based Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date of the Plan, but awards granted prior to such tenth anniversary may be extended beyond that date.

                                                                       EXHIBIT C

                         EXECUTIVE STOCK PURCHASE PLAN
                                       OF
                            MARSH SUPERMARKETS, INC.

SECTION 1. PURPOSE. The purposes of the Executive Stock Purchase Plan of Marsh Supermarkets, Inc. (the "Plan") are to facilitate the purchase by officers and executives of Marsh Supermarkets, Inc. and its subsidiaries (collectively, the "Company") of issued and outstanding shares of Class A Common Stock and/or Class B Common Stock of Marsh Supermarkets, Inc. (individually and collectively referred to herein as the "Common Stock"), to align more closely management's financial rewards with the financial rewards realized by all other shareholders of Marsh Supermarkets, Inc., to increase the officer's and executive's motivation to manage the Company as owners, and to increase the ownership of Common Stock among management of the Company.

SECTION 2. ELIGIBILITY. Eligibility to participate in the Plan shall be limited to executives or officers of the Company who have been designated by the Committee (hereinafter defined) (each such person so designated being referred to herein as an "Eligible Person").

SECTION 3. PARTICIPATION. To become a participant in the Plan [hereinafter referred to as a "Participant", which term shall also include a Participant Designee (hereinafter defined) unless the context otherwise specifies], an Eligible Person must:

        (i) submit a completed, signed and irrevocable election to purchase all or a portion of the Common Stock to which the Eligible Person is eligible to purchase under the Plan, along with a power of attorney authorizing such purchases on Participant's behalf;

        (ii) complete and sign all necessary agreements and other documents relating to the Loan (hereinafter described in Section 8 hereof) including, but not limited to, personal financial statements, letters of instruction to brokers, transfer agents and banks as are necessary or appropriate under the Loan, and a power of attorney authorizing borrowings under such Loan; and

        (iii) satisfy all other conditions of participation specified in the Plan.

     Moreover, the agreements and other documents specified in subsection (i),
(ii) and (iii) hereof must be submitted to, and at such times as specified by, the Corporate Secretary of the Company. An Eligible Person shall not be required to participate in the Plan. However, each Eligible Person may purchase under the Plan up to the number of shares of Common Stock allocated to his or her level of responsibility as determined by the Committee in its sole discretion. Each Eligible Person electing to become a Participant must purchase at least 1,500 shares of Common Stock. Participants who are officers shall have the right to purchase shares not purchased by other Participants in such amount as is determined by the pro rata amount of their participation in the Plan compared to the participation of the other Participants who are officers electing to purchase additional shares. All such purchases may be made by the Participant or by a trust, corporation, partnership or limited liability company controlled by the Participant (herein referred to as a "Participant Designee").

SECTION 4. SHARES OF COMMON STOCK SUBJECT TO THE PLAN. As of the Effective Date, the aggregate number of shares of Common Stock that may be purchased under the Plan shall be 300,000 shares. The shares of Common Stock purchased pursuant to the Plan shall be issued and outstanding shares of Common Stock.

SECTION 5. PURCHASE OF SHARES. The Company, in its sole discretion subject to the terms and provisions of the Plan, will determine the timing, amount, price and mechanics of all of the purchases of shares of Common Stock (the "Purchased Shares") through open market and negotiated transactions. Purchases of Purchased Shares shall be effected through a broker in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the "Act"). The shares of Common Stock purchased pursuant to the Plan will be allocated proportionately among the Participants at the end of each trading day based upon the percentage of all of the shares of Common Stock Participants have elected to purchase and the average price for all purchases of shares of Common Stock on that day.

     The Purchased Shares will be registered in the name of the Participant or his or her designee and each certificate for the Purchased Shares will bear a legend referring to the Plan. The certificates for the Purchased Shares of each Participant who participates in a Loan will be held by the Bank but not as collateral for such Loan. Each such Participant must deliver to the Bank a stock power endorsed in blank with respect to the Purchased Shares.

     Each Participant is permitted to sell all or any portion of the Purchased Shares; provided, that any such sale does not violate any provision of a Loan.

     If the Participant fails to fund the purchase of the Purchased Shares within the period specified by the Company, the Participant may no longer participate in the Plan, and all of the Purchased Shares not paid for will be allocated to the other Participants in accordance with the Plan.

SECTION 6. SHAREHOLDER RIGHTS. Each Participant will have all of the rights of a shareholder with respect to the Purchased Shares, including the right to vote the shares and the right to receive dividends. Any dividends in excess of required interest payments will be deposited to the Participant's account at the Bank.

SECTION 7. DEATH OR DISABILITY. Upon the death of a Participant, her or his estate or the Participant Designee, as the case may be, may elect to cause the Company to pay the estate or the Participant Designee, as the case may be, an amount equal to the purchase price paid for the Purchased Shares purchased by the deceased Participant minus the value of such shares on the date of the Participant's death based upon the per share closing price of the Purchased Shares as reported by the principal national stock market or exchange upon which such shares are traded. The estate or the Participant Designee, as the case may be, of a deceased Participant must make such election, in writing, within 30 days after written notice from the Company.

     Upon the total and permanent disability of a Participant who is an employee of the Company, such disabled Participant may elect to cause the Company to pay the Participant an amount equal to the purchase price paid for the Purchased Shares by the disabled Participant minus the value of such shares on the date of the determination of the Participant's total and permanent disability based upon the per share closing price of the Purchased Shares as reported by the principal national stock market or exchange upon which such shares are traded. The Participant must make such election, in writing, within 30 days after written notice from the Company. "Total and permanent disability" means the inability of a Participant to provide meaningful service for the Company due to a medically determinable physical or mental impairment. Such determination of total and permanent disability shall be made by the Company in its sole discretion. Notwithstanding the above, if a Participant qualifies for federal Social Security disability benefits or for payments under the Company's long-term disability plan, based upon his or her physical or mental condition, he or she shall be deemed to suffer from a total and permanent disability hereunder. This
Section 7 shall have no effect on a deceased or disabled Participant's sale of Purchased Shares before the Participant's death or disability payment by the Company of the amounts described in this Section 7 shall be conditioned on the payment in full of the Participant Loan and Interest Payment Loan, if any, and the release of the Company's guaranty with respect thereto. Participant agrees that the Company may offset against any amounts payable to such Participant, his or her estate or the respective Participant Designee, any amounts outstanding under the Participant's Loan, if any, or any other obligation with respect thereto until such Loan is paid in full and the Company's guaranty with respect thereto is released. This Section 7 shall terminate as of December 31, 2003.

SECTION 8. LOAN AND GUARANTEE. The Company has arranged or may arrange the opportunity for each Participant to obtain a loan through National City Bank of Indiana and/or other participating financial institutions (collectively, the "Bank") to fund the purchase of the Purchased Shares (the "Loan"). Each Participant must sign a power of attorney authorizing loans under the Loan with the Bank and the purchase of the Purchased Shares. Each Participant is responsible for satisfying all of the lending requirements specified by the Bank to qualify for the Loan. Each Participant shall be fully obligated to repay to the Bank all principal, interest, and any prepayment fees on the Participant's Loan when due and payable.

     In the event a Participant does not wish to obtain a Loan, the Participant shall provide sufficient funds to fund the purchase of the Purchased Shares by the date specified by the Company. Such Participant must execute a power of attorney authorizing the purchase of the Purchased Shares.

     The Company will guarantee repayment to the Bank of 100% of all principal, interest, prepayment fees and other obligations of each Participant under a Participant's Loan. The Company's guaranty of each Participant's Loan is a condition to the loan arrangement between the Company and the Bank and is conditioned upon the Company's receipt of a written assignment of wages signed by each Participant who intends to obtain or have his or her Participant Designee obtain a Loan. If a Participant specifies a Participant Designee, the Participant shall enter into an indemnification agreement with the Company to indemnify it for any losses under the guaranty of the Loan with respect to the Participant Designee. Each Participant is fully obligated to repay to the Bank all principal, interest, and other amounts on the Participant's Loan when due and payable. The Company may take any action relating to the Participant and her or his assets which the Company deems reasonable and necessary (including, but not limited to, offsetting amounts owed to the Company against wages, fees or other amounts owed to the Participant from the Company) to obtain full reimbursement for any amounts the Company may pay to the Bank under its guaranty related to the Participant's or a Participant Designee's Loan ("Loan Default").

SECTION 9. LOAN OF INTEREST PAYMENTS. At the discretion of the Committee, the Company may loan funds to a Participant up to an amount equal to the current interest payments owed by such Participant pursuant to the Loan (the "Interest Payment Loans"). All Interest Payment Loans shall be evidenced by promissory notes, the terms and conditions of which shall be determined at the sole discretion of the Company, and by an assignment of wages signed by the Participant with respect to all amount which may become due under the Interest Payment Loan of such Participant or Participant Designee. If a Participant specifies a Participant Designee, the Participant shall enter into an indemnification agreement with the Company to indemnify it for any losses under such Participant's Interest Payment Loan.

SECTION 10.  MARGIN REGULATIONS.

        (i) None of the obligations of the Participants to the Company hereunder is or will be secured, directly or indirectly, by Margin Stock (as such term is defined in Regulation U and Regulation C promulgated by the Board of Governors of the Federal Reserve System);

        (ii) Neither the Company nor any third party acting on behalf of the Company has taken or will take possession of a Participant's Margin Stock to secure, directly or indirectly, any of the obligations of such Participant to the Company;

        (iii) The Company does not and will not have any right to prohibit such Participant from selling, pledging, encumbering or otherwise disposing of any Margin Stock owned by such Participant so long as the obligations of such Participant under this Plan remain outstanding;

        (iv) Such Participant has not granted and will not grant the Company or any third party acting on behalf of the Company the right to accelerate repayment of any of the obligations under this Plan of such Participant if any of the Margin Stock owned by such Participant is sold by such Participant or otherwise; and

        (v) There is no agreement or other arrangement between such Participant and the Company or any third party acting on behalf of the Company (and no such agreement or arrangement shall be entered into so long as this Plan is in effect or any of the obligations of such Participant under this Plan remain outstanding) under which the Margin Stock of Participant would be made more readily available as security to the Company than to other creditors of such Participant.

SECTION 11. CHANGE IN CONTROL. A Change in Control shall be deemed to have occurred upon the happening of any one of the following events:

        (i) Marsh Supermarkets, Inc. shall cease to be a publicly-owned corporation having its outstanding common stock traded in the over-the-counter market or other national exchange; or

        (ii) Any person or entity, including a "group" as defined in section 13(d)(3) of the Act (other than the Company or any employee benefit plan of the Company), is or becomes the beneficial owner, directly or indirectly, of securities of Marsh Supermarkets, Inc. representing 35% or more of the combined voting power of Marsh Supermarkets, Inc. then outstanding securities that may be cast for the election of directors of Marsh Supermarkets, Inc. (other than as a result of the issuance of securities initiated by Marsh Supermarkets, Inc. in the ordinary course of business); or

        (iii) During any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of Marsh Supermarkets, Inc. cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the shareholders of Marsh Supermarkets, Inc., of each director of Marsh Supermarkets, Inc. first elected during such period was approved by a vote of at least two-thirds of the directors then still in office who were directors of Marsh Supermarkets, Inc. at the beginning of any such period; or

        (iv) The shareholders of Marsh Supermarkets, Inc. approve (a) any merger, consolidation or other business combination of Marsh Supermarkets, Inc. with another "person", as defined in section 13(d) and 14(d) of the Act, or any affiliate thereof, other than a merger or consolidation that would result in the outstanding Class A Common Stock of Marsh Supermarkets, Inc. immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into common stock of the surviving entity) at least sixty percent (60%) of the outstanding Class A Common Stock of Marsh Supermarkets, Inc. or such surviving entity outstanding immediately after such merger or consolidation; (b) a plan of complete liquidation of Marsh Supermarkets, Inc.; or (c) any sale, lease, exchange or other transfer (in one transaction or a series of transactions) of all, or substantially all, of the assets of the Company.

     Notwithstanding anything contained in this Plan to the contrary, the Board of Directors of Marsh Supermarkets, Inc. may determine that an event otherwise constituting a Change in Control shall not be considered a Change in Control for purposes of this Plan because such event has been approved by such Board of Directors. Such determination by the Board of Directors shall be effective only if it is made by the Board of Directors prior to the occurrence of the event which would otherwise be a Change in Control or after such event if made by the Board of Directors, a majority of which is composed of the same members as constituted the Board of Directors immediately prior to the event that would otherwise be a Change in Control.

     In the event of a Change in Control, each Participant will receive in exchange of the Purchased Shares the higher of (i) the purchase price paid for all of each Participants' Purchased Shares, respectively, plus all interest paid by each respective Participant under the Loan, or (ii) the amount of the consideration to be paid for the Purchased Shares in connection with the Change in Control. Such amount shall be paid to each Participant upon the consummation of the event constituting a Change in Control.

SECTION 12. OTHER TERMINATION. If a Participant ceases to be an employee of the Company under circumstances other than as described in Section 11, the Company shall notify the Participant or Participant Designee that such Participant or Participant Designee shall have the option to either (i) within 30 days of the notice, retire the Loan and release the Company's guaranty or
(ii) continue the Loan and the Interest Payment Loan until the earlier of (a) the first anniversary of the date of such Participant's termination or (b) the maturity date of the Loan and the Interest Payment Loan, with the Company's guaranty, but commence paying all future interest payments on such Loans as due. If the Participant or Participant's desires the Company's guaranty to continue for any period beyond termination of his or her employment, he or she agrees that, as compensation for continuing such guaranty beyond the termination of such Participant's employment, the former Participant shall pay to the Company the following fees:

        (i) A continuing guaranty fee on the outstanding note balance at each calendar quarter end to be paid at the rate of .5% each quarter.

        (ii) A settlement fee equal to half of the "Exit Profit". The Exit Profit shall be the excess, if any, of (i) the proceeds received from the sale of the Related Shares (as defined herein) or the market value of the Related Shares on the date the guaranty is released whichever occurs first minus (ii) the sum of (x) the market value of the Related Shares at the Participant's termination date and (y) the interest accrued on the Loan since the termination date for the Related Shares. The "Related Shares" means the number of Purchased Shares acquired with the proceeds of the remaining principal amount of the Loan at the date of termination of employment.

SECTION 13. ADMINISTRATION. The Plan shall be administered by a committee of not less than two directors of Marsh Supermarkets, Inc. who are not also employees of the Company (the "Committee"). The initial Committee shall be the Compensation Committee of the Board of Directors of Marsh Supermarkets, Inc. (the "Board of Directors") which shall serve as the Committee until and unless changed by the Board of Directors. The Committee shall be charged with the administration and interpretation of the Plan but may delegate the ministerial duties hereunder to such persons as it determines. The Committee may adopt such rules as may be necessary or appropriate for the proper administration of the Plan. The decision of the Committee in all matters involving the interpretation and application of the Plan shall be final and shall be given the maximum possible deference allowed by law.

SECTION L4. PAYMENT OF EXPENSES. The expenses of administering the Plan shall be paid by the Company except those expenses which are expenses of the Participants.

SECTION 15. EMPLOYER-EMPLOYEE RELATIONSHIP. The establishment of this Plan shall not be construed as conferring any legal or other rights upon any employee or any person for a continuation of employment, nor shall it interfere with the rights of the Company to discharge any employee or otherwise act with relation to the employee. The Company may take any action (including discharge) with respect to any employee or other person and may treat such person without regard to the effect which such action or treatment might have upon such person as a Participant of this Plan.

SECTION 16. AMENDMENT AND TERMINATION. The Company reserves the right to change or discontinue this Plan by action of the Board of Directors in its discretion; provided however, that in the case of any person to whom benefits under this Plan had accrued upon termination of employment prior to such Board of Directors action, or in the case of any Participant who would have been entitled to benefits under this Plan had the Participant's employment ceased prior to such change or discontinuance, the benefits such person had accrued under this Plan prior to such change or discontinuance shall not be adversely affected thereby. Notwithstanding anything herein to the contrary, nothing contained herein shall restrict the Company's right to terminate the Plan.

SECTION 17. WITHHOLDING. The Company shall have the right to deduct in cash (whether under this Plan or otherwise) in connection with all payments by the Company to a Participant under this Plan any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

SECTION 18. GOVERNING LAW. This Plan shall be construed in accordance with the laws of the State of Indiana.

SECTION 19. EFFECTIVE DATE AND APPROVAL. The Plan shall be effective September 1, 1998, provided that it has been approved by the Committee, the Board of Directors and a majority of the votes cast by the holders of the Class A Common Stock of Marsh Supermarkets, Inc. If a Participant purchases Purchased Shares, such purchase shall constitute formal approval of this Plan by the Participant and such Participant's agreement to be bound by the terms and conditions of the Plan.

                                                                      Appendix A


                                     MARSH
                               SUPERMARKETS, INC.
                          YOUR VOTE IS VERY IMPORTANT
 Please sign, date, detach and return the card below in the envelope provided.

                                  DETACH CARD
--------------------------------------------------------------------------------

                            MARSH SUPERMARKETS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints J. Michael Blakley, Charles R. Clark and Stephen M. Huse, or any one of them, as proxies, each with the power of substitution, and authorizes them to represent the undersigned, and to vote as indicated hereon all shares of Class A Common Stock of Marsh Supermarkets, Inc. held of record by the undersigned on June 1, 1998, at the Annual Meeting of Shareholders to be held August 4, 1998, and at any adjournment thereof.

1. The election of three (3) directors. NOMINEES ARE: Garnet R. Marsh, Catherine A. Langham, and K. Clay Smith for terms of three years each.

   [ ]FOR ALL NOMINEES LISTED ABOVE EXCEPT THOSE WHOSE NAMES ARE WRITTEN BELOW:
   [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

------------------------------------------------------------

2.  To approve the Outside Directors' Stock Plan.
    [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

3.  To approve the Marsh Supermarkets, Inc. 1998 Stock Incentive Plan.
    [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

4.  To approve the Executive Stock Purchase Plan of Marsh Supermarkets, Inc.
    [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

5. In their discretion with respect to such other business as may properly come before the meeting.

(PLEASE DATE AND SIGN ON REVERSE SIDE AND RETURN THIS PROXY IN THE ACCOMPANYING
                              ENVELOPE PROMPTLY.)

                                  DETACH CARD
--------------------------------------------------------------------------------

 UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR, FOR APPROVAL OF THE OUTSIDE DIRECTORS' STOCK PLAN, FOR APPROVAL OF THE MARSH SUPERMARKETS, INC. 1998 STOCK INCENTIVE PLAN, AND FOR APPROVAL OF THE EXECUTIVE STOCK PURCHASE PLAN OF MARSH SUPERMARKETS, INC.

 Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated June 25, 1998, and the 1998 Annual Report to Shareholders is hereby acknowledged.

 Please sign exactly as your name(s) appear hereon. If shares are owned jointly, all owners should sign. If signing as attorney, executor, administrator, trustee, guardian, corporate officer or other representative capacity, please indicate your full title as such.

                                                   Dated:                 , 1998
                                                         -----------------

                                                   -----------------------------
                                                             Signature

                                                   -----------------------------
                                                             Signature

                                                                      Appendix B


                                     MARSH
                               SUPERMARKETS, INC.
                          YOUR VOTE IS VERY IMPORTANT
 Please sign, date, detach and return the card below in the envelope provided.

                                  DETACH CARD
--------------------------------------------------------------------------------

                            MARSH SUPERMARKETS, INC.

                                  401(K) PLAN

     THIS INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby authorizes the Trustee of the Marsh Supermarkets, Inc. 401(k) Plan ("Plan") to appoint J. Michael Blakley, Charles R. Clark and Stephen
M. Huse, or any one of them, as attorneys-in-fact and proxies, each with the power of substitution, and authorizes such persons to represent the undersigned, and to vote as indicated hereon all shares of Class A Common Stock of Marsh Supermarkets, Inc. credited to the undersigned's account in the Plan as of June 1, 1998, at the Annual Meeting of Shareholders to be held August 4, 1998, and at any adjournment thereof.

1. The election of three (3) directors. NOMINEES ARE: Garnet R. Marsh, Catherine A. Langham, and K. Clay Smith for terms of three years each.

   [ ]FOR ALL NOMINEES LISTED ABOVE EXCEPT THOSE WHOSE NAMES ARE WRITTEN BELOW:
   [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

------------------------------------------------------------

2.  To approve the Outside Directors' Stock Plan.
    [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

3.  To approve the Marsh Supermarkets, Inc. 1998 Stock Incentive Plan.
    [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

4.  To approve the Executive Stock Purchase Plan of Marsh Supermarkets, Inc.
    [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

5. In their discretion with respect to such other business as may properly come before the meeting.

 (PLEASE DATE AND SIGN ON REVERSE SIDE AND RETURN THIS INSTRUCTION CARD IN THE
                        ACCOMPANYING ENVELOPE PROMPTLY.)

                                  DETACH CARD
--------------------------------------------------------------------------------

 UNLESS OTHERWISE SPECIFIED, THIS INSTRUCTION CARD WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR, FOR APPROVAL OF THE OUTSIDE DIRECTORS' STOCK PLAN, FOR APPROVAL OF THE MARSH SUPERMARKETS, INC. 1998 STOCK INCENTIVE PLAN, AND FOR APPROVAL OF THE EXECUTIVE STOCK PURCHASE PLAN OF MARSH SUPERMARKETS, INC.

 Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated June 25, 1998, and the 1998 Annual Report to Shareholders is hereby acknowledged.

 Please sign exactly as your name(s) appear below.

                                                   Dated:                 , 1998
                                                         -----------------

                                                   -----------------------------
                                                             Signature

                                                   -----------------------------
                                                             Signature

                                                                      Appendix C


                                     MARSH
                               SUPERMARKETS, INC.
                          YOUR VOTE IS VERY IMPORTANT
 Please sign, date, detach and return the card below in the envelope provided.

                                  DETACH CARD
--------------------------------------------------------------------------------

                            MARSH SUPERMARKETS, INC.

                          MARSH EQUITY OWNERSHIP PLAN

     THIS INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby authorizes the Trustee of the Marsh Equity Ownership Plan ("Plan") to appoint J. Michael Blakley, Charles R. Clark and Stephen M. Huse, or any one of them, as attorneys-in-fact and proxies, each with the power of substitution, and authorizes such persons to represent the undersigned, and to vote as indicated hereon all shares of Class A Common Stock of Marsh Supermarkets, Inc. credited to the undersigned's account in the Plan as of June 1, 1998, at the Annual Meeting of Shareholders to be held August 4, 1998, and at any adjournment thereof.

1. The election of three (3) directors. NOMINEES ARE: Garnet R. Marsh, Catherine A. Langham, and K. Clay Smith for terms of three years each.

   [ ]FOR ALL NOMINEES LISTED ABOVE EXCEPT THOSE WHOSE NAMES ARE WRITTEN BELOW:
   [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

------------------------------------------------------------

2.  To approve the Outside Directors' Stock Plan.
    [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

3.  To approve the Marsh Supermarkets, Inc. 1998 Stock Incentive Plan.
    [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

4.  To approve the Executive Stock Purchase Plan of Marsh Supermarkets, Inc.
    [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

5. In their discretion with respect to such other business as may properly come before the meeting.

 (PLEASE DATE AND SIGN ON REVERSE SIDE AND RETURN THIS INSTRUCTION CARD IN THE
                        ACCOMPANYING ENVELOPE PROMPTLY.)

                                  DETACH CARD
--------------------------------------------------------------------------------

 UNLESS OTHERWISE SPECIFIED, THIS INSTRUCTION CARD WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR, FOR APPROVAL OF THE OUTSIDE DIRECTORS' STOCK PLAN, FOR APPROVAL OF THE MARSH SUPERMARKETS, INC. 1998 STOCK INCENTIVE PLAN, AND FOR APPROVAL OF THE EXECUTIVE STOCK PURCHASE PLAN OF MARSH SUPERMARKETS, INC.

 Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated June 25, 1998, and the 1998 Annual Report to Shareholders is hereby acknowledged.

 Please sign exactly as your name(s) appear below.

                                                   Dated:                 , 1998
                                                         -----------------

                                                   -----------------------------
                                                             Signature

                                                   -----------------------------
                                                             Signature